SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Noven Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

April 3, 2007
Dear Stockholder:
     The 2007 Annual Meeting of Stockholders of Noven Pharmaceuticals, Inc. will convene at 10:00 a.m. on Friday, May 18, 2007. The meeting will be held at Noven’s facilities located at 13800 S.W. 119th Ave., Miami, FL 33186. Details regarding the business to be conducted at the meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement.
     Your vote on these matters is important. Whether or not you plan to attend the meeting, I hope you will vote as soon as possible. Most of you may now vote your shares over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone or by written proxy will assure that your shares are voted if you do not attend in person. Please review the instructions on the enclosed proxy card or voting instruction card regarding which of these options is available to you, and how to vote your shares.
     We hope you will participate in your Annual Meeting, if not in person, then by proxy. If you are able to attend, the Board of Directors, as well as the executive officers of Noven, look forward to seeing you there. We appreciate your continued support.
Sincerely yours,

ROBERT C. STRAUSS
President, Chief Executive Officer
& Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. on Friday, May 18, 2007

PLACE	13800 S.W. 119th Ave. Miami, Florida 33186

ITEMS OF BUSINESS	1.	To elect seven members to the Board of Directors.
	2.	To approve an amendment to Noven’s 1999 Long-Term Incentive Plan.
	3.	To approve the material terms of the performance goals under Noven’s 1999 Long-Term Incentive Plan.
	4.	To ratify the appointment of Deloitte & Touche LLP as Noven’s independent registered public accounting firm.
	5.	To transact such other business as may properly come before the meeting and any adjournment thereof.

RECORD DATE	You are entitled to vote if you were a Noven stockholder at the close of business on March 19, 2007.

ANNUAL REPORT	Noven’s 2006 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING
If you own shares of record, you will find enclosed a proxy card or cards and an envelope in which to return the card(s). Whether or not you plan to attend this meeting, please sign, date and return your enclosed proxy card(s) as soon as possible so your shares can be voted at the meeting in accordance with your instructions. Any proxy may be revoked in the manner described on page 2 in the accompanying Proxy Statement at any time prior to its exercise at the meeting. If you hold your shares in street name, you may instruct your broker or nominee to vote your shares by following instructions that the broker or nominee provides you.

Jeff T. Mihm
Vice President, General Counsel &
Corporate Secretary
This Proxy Statement and accompanying proxy card are being distributed on or about April 6, 2007.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:
The Board of Directors (the “Board”) of Noven Pharmaceuticals, Inc. (“Noven”) is providing these proxy materials to solicit your proxy in connection with Noven’s annual meeting of stockholders, which will take place on May 18, 2007. You are invited to attend the meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:	What information is contained in these materials?

A:
The information included in this Proxy Statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and Noven’s most highly paid officers, and other required information. We are also sending Noven’s 2006 Annual Report with these materials, but it does not constitute part of our proxy soliciting material.

Q:	What proposals will be voted on at the meeting?

A:	There are four proposals scheduled to be voted on at the meeting:

•	Election of seven directors;
•	Approval of an amendment to Noven’s 1999 Long-Term Incentive Plan (the “1999 Plan”);
•	Approval of the material terms of the performance goals under the 1999 Plan; and
•	Ratification of the appointment of Deloitte & Touche LLP as Noven’s independent registered public accounting firm.

We will also consider and vote upon any other proposal properly brought before the meeting and any adjournment thereof.

Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares:

•	“For” each of the nominees named herein to the Board;
•	“For” the approval of the amendment to the 1999 Plan;
•	“For” the approval of the material terms of the performance goals under the 1999 Plan; and
•	“For” the ratification of the appointment of Deloitte & Touche LLP.

Q:	What shares can I vote?

A:
You may vote all shares that you owned as of March 19, 2007, which is the record date. These shares include (1) those held directly in your name as the stockholder of record and (2) those held for you as the beneficial owner through a stockbroker, bank or other nominee. Each share of Noven’s common stock outstanding as of the close of business on March 19, 2007, the record date, is entitled to one vote at the annual meeting. On the record date, approximately 24,767,845 shares of common stock were issued and outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Stockholder of Record

If your shares are registered directly in your name with Noven’s Transfer Agent, American Stock Transfer and Trust Company, you are considered the stockholder of record for those shares and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your proxy directly to Noven or to vote in person at the meeting. Noven has enclosed a proxy card for you to use.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is forwarding these proxy materials to you. Your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote, but since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	How can I vote my shares in person at the meeting?

A:
You may vote shares you hold directly in your name as the stockholder of record in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. If you hold your shares in street name, you must obtain a signed proxy from the record holder in order to vote these shares in person at the meeting.

Q:	How can I vote my shares without attending the meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may instruct your broker or nominee to vote your shares by following instructions that the broker or nominee provides for you. Most brokers offer voting over the Internet, by telephone or by mail. Please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

Q:	May I change my vote?

A:
Yes, you may change your proxy instructions at any time prior to the vote at the annual meeting. If you are a stockholder of record, you must (1) file with Noven’s Corporate Secretary a written notice of revocation or (2) timely deliver a valid, later-dated proxy. For shares you own beneficially, you may change your vote by submitting new voting instructions to your broker or nominee. Your attendance at the meeting will not revoke your previously granted proxy unless you give written notice of revocation to Noven’s Corporate Secretary before the vote at the meeting or you vote by written ballot at the meeting.

Q:	How are votes counted?

A:
In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST”. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:	What is the voting requirement to approve each of the proposals?

A:
In the election of directors, each director requires the affirmative “FOR” vote of a plurality of those shares represented, in person or by proxy, and entitled to vote at the meeting. The other proposals require the affirmative “FOR” vote of a majority of those shares represented, in person or by proxy, and entitled to vote at the meeting.

Q:	What happens if I do not provide voting instructions to my broker?

A:
If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your broker or other nominee, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. The election of directors and the proposal to ratify the appointment of Deloitte & Touche LLP should be treated as routine matters. The proposals to approve the amendment to the 1999 Plan and the performance goals under the 1999 Plan are not considered routine matters and, as a result, without your voting instructions, your broker or other nominee cannot vote your shares. If your broker or other nominee does not vote your shares, your shares will constitute broker non-votes, as described in “What is the quorum requirement for the meeting?” below. In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered represented at the meeting.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the meeting?

A:	We will announce preliminary voting results at the meeting and publish final results in Noven’s quarterly report on Form 10-Q for the second quarter of 2007.

Q:	What happens if additional proposals are presented at the meeting?

A:
Other than the four proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of Noven’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	What is the quorum requirement for the meeting?

A:
The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	Who will bear the cost of soliciting votes for the meeting?

A:
Noven will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. However, if you choose to vote over the Internet, you will bear the expenses for your Internet access. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Noven’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have retained the services of Georgeson Shareholder Communications, Inc. to aid in the solicitation of proxies (and for certain consulting services related to Proposal 2) for a fee of approximately $11,000 plus per call fees for any individual solicitations and certain out of pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:	Yes, you may submit proposals for consideration at future stockholder meetings, including director nominations.

Stockholder Proposals for Presentation at Meeting: Our By-laws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in Noven’s Proxy Statement for that meeting. Under our By-laws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Corporate Secretary of Noven no later than the close of business on February 6, 2008 and not earlier than December 8, 2007, which dates are based on the mailing of this Proxy Statement on April 6, 2007. The notice must contain the information required by the By-laws.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Proxy Statement under the rules of the Securities and Exchange Commission.

A proxy granted by a stockholder will give discretionary authority to vote on any matters introduced pursuant to the above advance notice By-law provisions, subject to applicable rules of the Securities and Exchange Commission.

Stockholder Proposals for Inclusion in Proxy: In order for a stockholder proposal to be considered for inclusion in Noven’s Proxy Statement for next year’s annual meeting, the written proposal must be received by Noven’s Corporate Secretary no later than December 8, 2007. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company sponsored proxy materials.

Copy of By-law Provisions: You may contact Noven’s Corporate Secretary at Noven’s headquarters for a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL 1 — ELECTION OF DIRECTORS
     The seven persons named below were designated by the Board as nominees for election as directors. All of the nominees have served as directors since the last annual meeting. Information regarding the business experience of each nominee and their service on boards of directors of public companies is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successors are elected.
The Board recommends a vote FOR the election to the Board of each of the following nominees.

Sidney Braginsky Director since 1992 Age 69
Mr. Braginsky is President and Chief Executive Officer of Atropos Technology Inc. (consulting and venture capital) and Chairman of Digilab LLC (molecular spectroscopy). From 1970 through 1999, Mr. Braginsky served Olympus America, Inc. in a variety of roles, most recently as President and Chief Operating Officer. Mr. Braginsky serves on the board of directors of Mediscience (optical biopsy development), Diomed Holdings (laser technology), Geneva Acquisition Corporation (acquisitions) and Electro-Optical Sciences, Inc. (surgical and medical instruments).

John G. Clarkson, M.D. Director since 2000 Age 64
Dr. Clarkson is the Executive Director of the American Board of Ophthalmology and the Dean Emeritus and Professor of Ophthalmology, Miller School of Medicine at the University of Miami. From 1995 to 2006, he served as Professor and Senior Vice President for Medical Affairs and Dean, University of Miami School of Medicine. Dr. Clarkson serves as a director of the American Board of Medical Specialties and as a trustee for the Evelyn F. McKnight Brain Research Foundation.

Donald A. Denkhaus Director since 2004 Age 61
Mr. Denkhaus has, since January 2004, served as the executive chairman of TM Systems, LLC (international language services). Since 2005, he has also served as President and Chief Executive Officer of Integrity Risk Advisors (consulting). Mr. Denkhaus was a partner with Arthur Andersen LLP from 1980 to 2002 and served as Arthur Andersen’s audit practice director responsible for Florida and Puerto Rico from 1999 to 2002. For a one-year period in 2002 and 2003, Mr. Denkhaus was employed as a principal with Ernst & Young LLP where he provided audit services and assisted in the transition of Arthur Andersen audit clients and personnel to Ernst & Young.

Pedro P. Granadillo Director since 2004 Age 59
Mr. Granadillo was employed by Eli Lilly and Company (pharmaceuticals) from 1970 until 2004. From 1998 to 2004, he served as Eli Lilly’s Senior Vice President overseeing manufacturing, quality and human resources and from 1993 to 1998, he served as Vice President of Human Resources. Mr. Granadillo serves on the board of directors of First Indiana Corporation (banking), First Indiana Bank, N.A. (banking) and Haemonetics Corporation (medical devices).

Robert G. Savage Director since 2004 Age 53
Mr. Savage has been the President of Strategic Imagery LLC (pharmaceutical consulting) since May 2003. He served as Group Vice President and President — General Therapeutics & Inflammation Business of Pharmacia Corporation from 2002 until its acquisition by Pfizer, Inc. in 2003. From 1996 through 2001, Mr. Savage served Johnson & Johnson in a variety of roles, most recently as Chairman of Johnson & Johnson’s Pharmaceutical Group. From 1985 to 1996, he served Roche Holding AG in a variety of marketing, business development and operations positions, most recently as Vice President — Marketing, Hoffmann-La Roche, Inc. Mr. Savage serves as the non-executive chairman of EpiCept Corporation (pharmaceuticals) and as the presiding director of The Medicines Company, Inc. (pharmaceuticals).

Robert C. Strauss Director since 1997 Age 65
Mr. Strauss has been President, Chief Executive Officer & Chairman of the Board of Noven since June 2001. From December 1997 through September 2000, he served as President & Chief Executive Officer and as a Director of Noven, and from September 2000 to June 2001, he served as Co-Chairman of Noven. From March 1997 to July 1997, he served as President and Chief Operating Officer and a Director of IVAX Corporation (pharmaceuticals). From 1983 to 1997, he served in various executive positions with Cordis Corporation, most recently as its Chairman of the Board, President and Chief Executive Officer.

Wayne P. Yetter Director since 2001 Age 61
Mr. Yetter has been Chief Executive Officer of Verispan LLC (health care information) since September 2005. From November 2004 to September 2005, he served as the Chief Executive Officer of Odyssey Pharmaceuticals, Inc., the specialty pharmaceutical division of Pliva d.d. From 2003 to 2005, he served on the Advisory Board of Alterity Partners (mergers and acquisition advisory firm). From September 2000 to June 2003, Mr. Yetter served as Chairman and Chief Executive Officer of Synavant Inc. (pharmaceutical marketing/ technology services). From 1999 to 2000, Mr. Yetter served as Chief Operating Officer at IMS Health, Inc. (information services for the health care industry). From 1997 to 1999, he served as President and Chief Executive Officer of Novartis Pharmaceuticals Corporation (pharmaceuticals). From 1991 to 1994, Mr. Yetter served as General Manager and then President of Astra Merck, a division of Merck & Co. From 1994 to 1997, he served as President and Chief Executive Officer of Astra Merck, Inc. (pharmaceuticals). Mr. Yetter serves on the board of directors of Matria Healthcare, Inc. (disease management), EpiCept Corporation (pharmaceuticals), Alteon, Inc. (pharmaceuticals) and HAPC, Inc. (healthcare acquisitions).

Governance of the Company
     Pursuant to Noven’s By-Laws and the Delaware General Corporation Law, Noven’s business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of Noven’s business through discussions with the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.
     The Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. The Board has also adopted Corporate Governance Guidelines which, in conjunction with Noven’s Certificate of Incorporation, By-Laws, committee charters and the Code of Business Conduct and Ethics, form the framework for the governance of Noven. Noven’s Corporate Governance Guidelines and the Code of Business Conduct and Ethics are posted in the “Investor Relations-Governance” section of our company website: http://www.noven.com. If, in the future, we should amend our Code of Business Conduct and Ethics or grant a waiver to our Chief Executive Officer, Chief Financial Officer or principal accounting officer with respect to our Code of Business Conduct and Ethics, then we will post the amendment or a description of the waiver in the “Investor Relations-Governance” section of our company website.
     Noven’s Corporate Governance Guidelines provide that the Board should have a significant majority of independent directors and that the expectation of the Board is that the number of employee directors should not exceed two. The Board has determined that all of the directors, other than Mr. Strauss, are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market. The Board based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.
     In accordance with Noven’s Corporate Governance Guidelines, the Chairman of the Nominating and Corporate Governance Committee (Mr. Yetter) has been appointed as the lead independent director. As the lead independent director, Mr. Yetter presides at executive sessions of the independent directors, which are held at each regularly scheduled meeting of the Board. The lead independent director is also responsible for coordinating the activities of the other independent directors.
     The Board held five meetings in 2006, and each director who served as a director during 2006 attended more than 75% of the aggregate of the meetings of the Board and the Committees on which he served. We typically schedule a Board meeting in conjunction with our annual meeting and expect that our directors will attend the annual meeting, absent a valid reason, such as a schedule conflict. Last year, six of the seven individuals then serving as directors attended our annual meeting.

     The Board has three standing committees: (1) Nominating and Corporate Governance, (2) Audit and (3) Compensation. The Board has adopted a written charter for each of the three committees. The committee charters are posted in the “Investor Relations-Governance” section of our company website: http://www.noven.com. Under these charters, each of the standing committees has the authority to retain and pay the fees of any advisor it deems necessary to carry out its duties.
Nominating and Corporate Governance Committee
     The Nominating and Corporate Governance Committee provides assistance to the Board in identifying, screening and recommending candidates to serve as directors of Noven. The Committee also oversees matters of corporate governance and provides advice to the Board with respect to Board organization, membership and function.
     The Nominating and Corporate Governance Committee is responsible for proposing to the Board nominees for election or re-election to the Board, based upon recommendations from the Chairman, the Chief Executive Officer, other Board members, and Noven stockholders. Recommendations from stockholders should be submitted to Noven in accordance with the procedures set forth in the Q&A information beginning on page 4. The Nominating and Corporate Governance Committee is empowered to engage third-party executive search firms to assist it in identifying candidates.
     Board candidates are considered by the Nominating and Corporate Governance Committee on a case-by-case basis using various criteria, such as a candidate’s business and industry experience, personal and professional reputation, professional skill, status as an “independent” director, financial expertise and the current composition of the Board. There are no minimum criteria for nomination to the Board, and there are no separate processes or criteria for evaluating candidates nominated by stockholders. After completing this review of the candidate and conducting in-person or telephone interviews, the Nominating and Corporate Governance Committee recommends which candidate or candidates should be nominated for election to the Board. As a general matter, the Nominating and Corporate Governance Committee believes that the continuing services of qualified incumbents promotes stability and continuity in the Board, contributing to the Board’s ability to work as a collective body, while giving Noven the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Noven has no term limits or mandatory retirement age with respect to its Board members.
     In addition to identifying, screening and recommending qualified candidates to serve as directors, the Nominating and Corporate Governance Committee:
•	reviews potential conflicts of interest involving prospective Board members;

•	annually reviews and makes recommendations to the Board concerning the Corporate Governance Guidelines;

•	reviews the structure of the Board and the skills and experience of its members;

•	studies and makes recommendations to the Board concerning the size, composition, compensation and functioning of the Board; and

•	reviews and makes recommendations to the Board regarding the composition and responsibilities of Board Committees.

     All of the members of the Nominating and Corporate Governance Committee are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market.
Members: Mr. Yetter (Chairperson) and Dr. Clarkson
Meetings held last year: Three
Audit Committee
     The primary responsibility of the Audit Committee is to oversee Noven’s financial reporting processes and the audits of Noven’s financial statements on behalf of the Board and to report the results of its activities to the Board. The Committee:
•	is directly responsible for the appointment and termination (subject, if applicable, to stockholder ratification), compensation, evaluation and oversight of the work of the independent registered public accounting firm;

•	oversees the resolution of disagreements between management and the independent registered public accounting firm in the event that they arise, including resolution of disagreements between management and the auditor regarding financial reporting;

•	reviews with the individual responsible, if any, for the internal audit function, the independent registered public accounting firm and management of Noven the scope of their proposed audits for the current year and the proposed audit procedures to be utilized;

•	reviews and pre-approves both audit and permissible non-audit services provided by the independent registered public accounting firm and their possible impact on that firm’s independence;

•	reviews and discusses with the independent registered public accounting firm any relationships between the auditor and Noven that may impact that firm’s independence;

•	reviews and advises the Board on the selection, performance, compensation and removal of the individual, if any, responsible for Noven’s internal audit function, and the activities, organizational structure, and qualifications of the individuals involved in the internal audit function;

•	reviews and discusses with management and the independent registered public accounting firm the financial statements of Noven to be included in its periodic filings with the Securities and Exchange Commission and other relevant reports (such as reports of internal controls over financial reporting) or financial information submitted by Noven to any governmental body, or the public;

•	discusses with management and the independent registered public accounting firm the quality, not just acceptability, of the accounting principles (including accounting policies that may be viewed as critical), and the reasonableness of significant judgments, and reviews and considers with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committees, as amended by SASs 89 and 90 and Rule 2-07 of Regulation S-X;

•	discusses with management and the independent registered public accounting firm Noven’s critical accounting policies and confers with management and the independent registered public accounting firm on significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects on the financial statements of alternative methods permitted by generally accepted accounting principles;

•	discusses with management and the independent registered public accounting firm as appropriate the integrity of Noven’s financial reporting processes and the quality and adequacy of Noven’s internal controls and disclosure controls, including Noven’s systems to monitor and manage business risk;

•	reviews management’s assertion on its assessment of the effectiveness of internal controls over financial reporting as of the end of the most recent calendar year and the independent registered public accounting firm’s report on and attestation of management’s assertions, as well as all material issues raised by management’s assessment of internal controls over financial reporting;

•	meets with the independent registered public accounting firm outside the presence of management, and discusses the independent registered public accounting firm’s evaluation of Noven’s financial and accounting personnel and the cooperation that the independent registered public accounting firm received during the course of the audit;

•	reviews and, if appropriate, approves or ratifies “related party transactions”;

•	establishes procedures for the receipt, retention and treatment of complaints regarding Noven’s accounting, internal accounting controls, or auditing matters; and

•	sets hiring policies for current or former partners, principals, or professional employees of the independent registered public accounting firm.
     The Board of Directors, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market and under Section 10A(m)(3) of the Securities Exchange Act of 1934. Noven has identified Donald A. Denkhaus as an “audit committee financial expert” as that term is defined in applicable regulations of the Securities and Exchange Commission.
Members: Messrs. Denkhaus (Chairperson), Braginsky and Granadillo
Meetings held last year: Eight

Compensation Committee
     The Compensation Committee provides assistance to the Board in fulfilling its responsibility to oversee and participate in the creation and administration of Noven’s executive compensation programs and practices. The Committee:
•	reviews and determines the annual salary, bonus, equity compensation and other benefits of the executive officers of Noven;

•	reviews, approves and, if appropriate, negotiates all employment, termination and other compensation-related agreements with the executive officers of Noven;

•	reviews the operation of Noven’s executive compensation programs and establishes and reviews policies for their administration; and

•	administers Noven’s equity compensation plans including approving grants of equity compensation under Noven’s 1999 Long-Term Incentive Plan.
     All of the members of the Compensation Committee are “independent” within the meaning of the applicable listing standards of the Nasdaq Stock Market.
Members: Dr. Clarkson (Chairperson), Messrs. Granadillo and Savage
Meetings held last year: Six
Related Party Transactions
     The Board has adopted a policy and procedures for the review and approval of transactions in which Noven and its directors, executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. The policy covers any related party transaction that meets the minimum threshold for disclosure in Noven’s proxy statement under the relevant Securities and Exchange Commission rules. The Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any related party transactions.
     In determining whether to approve, disapprove or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, (i) whether the transaction is on terms no less favorable to Noven than terms that would otherwise be generally available to Noven if the transaction was entered into under the same or similar circumstances with a party unaffiliated with Noven and (ii) the extent of the interest of the related party in the transaction.
     Noven was not a party to any related party transaction that would be required to be disclosed under Item 404 of Regulation S-K in 2006, and historically has not entered into related party transactions since at least 1998.
Stockholder Communication with Directors
     As specified in our Corporate Governance Guidelines, Noven stockholders who want to communicate with the Board or any individual Director may write to:

Noven Pharmaceuticals, Inc.
11960 S.W. 144th Street
Miami, Florida 33186
Attn: General Counsel
     The letter should include a statement indicating that the sender is a Noven stockholder. The General Counsel will review all stockholder letters to the Board and depending on the subject matter will:
•	Regularly forward any letter that deals with the function of the Board or committees of the Board (or is otherwise appropriate for Board attention) to the director or directors to whom it is addressed;

•	Attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information about Noven and stock-related matters; or

•	Not forward the letter if it relates to an improper or irrelevant topic.
     The General Counsel or another member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

Director Compensation
     The following table provides information on Noven’s compensation and reimbursement practices for non-employee directors. Directors who are employed by Noven do not receive any additional compensation for their Board activities and are not included in this table.
Director Compensation in 2006

					Change in Pension
					Value and
					Non-Qualified
				Non-Equity	Deferred
	Fees Earned or Paid	Stock Awards	Option Awards	Incentive Plan	Compensation	All Other
Name	in Cash	(1)(2)	(2)(3)	Compensation	Earnings	Compensation	Total
Sidney Braginsky	$29,250	$75,000	$0	$0	$0	$0	$104,250

John G. Clarkson	38,500	75,000	0	0	0	0	113,500

Donald A. Denkhaus	49,000	75,000	0	0	0	0	124,000

Pedro P. Granadillo	41,500	75,000	0	0	0	0	116,500

Robert G. Savage	33,250	75,000	0	0	0	0	108,250

Wayne P. Yetter	34,750	75,000	0	0	0	0	109,750

(1)	Represents the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006 in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“FAS 123(R)”). Each non-employee director received a restricted stock award upon his re-election to the Board at the 2006 Annual Meeting. The grant date fair value of the restricted stock award computed in accordance with FAS 123(R) for each director was $100,000. The restricted stock awards vest over a one-year period in four quarterly installments.

(2)	Set forth in the table below are the aggregate number of stock awards and aggregate number of shares of common stock underlying options held by each non-employee director as of December 31, 2006.

	Outstanding	Outstanding Option
Name	Stock Awards	Awards
Sidney Braginsky	5,724	37,500

John G. Clarkson	5,724	15,000

Donald A. Denkhaus	5,724	30,000

Pedro P. Granadillo	5,724	22,500

Robert G. Savage	5,724	30,000

Wayne P. Yetter	5,724	40,000

(3)	No stock options were granted to the non-employee directors in 2006 and there is no current intention to grant stock options to the non-employee directors in future periods.
     Noven uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, Noven considers the significant amount of time that directors expend in fulfilling their duties to Noven as well as the skill-level required by Noven of members of the Board. The Board sets director compensation based on the joint recommendations of the Nominating and Corporate Governance Committee and Compensation Committee.
Cash Compensation Paid to Board Members
     Upon re-election to the Board at the 2006 Annual Meeting, each non-employee director received an annual cash retainer of $20,000. Non-employee directors also receive attendance fees of $1,500 for each Board and committee meeting attended in person and $750 for each Board and committee meeting attended by telephone. The chair of the Audit Committee receives an additional annual retainer of $10,000 and each other committee chair receives an additional annual retainer of $5,000. Noven reimburses directors for their expenses incurred related to their Board membership.
Equity Compensation Paid to Board Members
     Commencing in May 2006, Noven began granting restricted stock to non-employee directors under the 1999 Plan in lieu of the stock options that were previously granted to these directors. Under Noven’s current director compensation program, each non-employee director is granted restricted stock valued at $150,000 upon election to the Board and then receives annual grants of restricted stock valued at $100,000 upon re-election to the Board at Noven’s annual meeting. The Board may increase or decrease the value of the awards from time to time based on such factors as the Board deems relevant. The number of shares of restricted stock granted will be determined based on the market price of Noven’s common stock on the date of grant.
Deferred Compensation Program
     Directors can defer receipt of their fees and their restricted stock grants by participating in Noven’s non-qualified deferred compensation plan. A more complete description of the plan is described below on page 30 under “Non-qualified Deferred Compensation in 2006.”

Executive Compensation
Compensation Discussion and Analysis
     This section discusses Noven’s compensation policies and programs applicable to Noven’s Chief Executive Officer (“CEO”), Chief Financial Officer and the three other executive officers named in the Summary Compensation Table on page 26 (collectively, we refer to these five executive officers as the “named executive officers”).
Compensation Philosophy and Objectives
     The core objectives of Noven’s compensation programs are to secure and retain the services of high quality executives and to provide compensation to Noven’s executives that is commensurate and aligned with the company’s performance and long-term stockholder value.
     Noven seeks to achieve these objectives through three principal compensation programs. Each of these programs has a different purpose and is intended to reward achievement of different goals.

Program	Purpose
Base Salary and Benefits	Recruit and retain key employees

Annual Incentive Plan	Reward the achievement of selected financial and non-financial goals

Long-term Incentive Pay	Enhance long-term stockholder value by aligning the interests of executives with with those of stockholders
     These compensation programs are designed to reward current and long-term objectives. Achievement of current objectives is rewarded through base salary and the annual incentive plan, while long-term incentive pay in the form of equity grants is intended to link a significant portion of compensation to long-term stock price appreciation realized by Noven’s stockholders.
     Noven’s overall compensation levels have been chosen to attract the talent needed to achieve and maintain Noven’s position as a leading transdermal drug delivery company. Noven targets cash compensation (base salary and the annual incentive award) at the median and total compensation between the median and the 75th percentile of peer companies (as discussed below) provided commensurate levels of performance are attained.
     As a general philosophy, the Compensation Committee believes that, as an officer’s position and responsibilities increase, a greater percentage of that officer’s total compensation should be tied to performance, and therefore at risk. Thus, individuals with greater roles and responsibilities associated with achieving Noven’s performance targets bear a greater proportion of the risk that those goals may not be achieved and receive a greater proportion of the reward if those goals are met or surpassed. In accordance with these principles, incentive compensation (i.e., the annual incentive plan at target and the grant date fair value of the annual equity grant) represented almost 70% of the CEO’s total compensation in 2006 and an average of almost 60% of the total compensation for the other named executive officers in 2006. The mix between the three components of Noven’s executive compensation program is set forth in the following table which shows each component of the named executive officers’ compensation in 2006 as an approximate percentage of their total compensation:

Executive	Base Salary	Annual Incentive Pay	Value of Equity Grant
		(at 100% of target)
Robert C. Strauss	32%	19%	49%
Jeffrey F. Eisenberg	43%	20%	37%
W. Neil Jones	40%	18%	40%
Juan Mantelle	41%	19%	40%
Diane M. Barrett	41%	18%	41%
Role of Compensation Committee
     Noven’s executive compensation policies and programs are established and administered by the Compensation Committee, which consists of three non-employee, independent directors: Dr. John G. Clarkson (Chairman), Pedro P. Granadillo and Robert G. Savage. A discussion of the specific duties and responsibilities of the Compensation Committee under its written charter can be found on page 11.
     The Compensation Committee has retained a compensation consultant to assist the Compensation Committee in the design and implementation of various Noven executive compensation polices and programs. This consultant, Pearl Meyer & Partners (“PM&P”), reports directly to the Compensation Committee and any new projects undertaken by PM&P on behalf of Noven must be approved by the Chairman of the Compensation Committee.
     Noven’s CEO and Vice President—Human Resources work closely with the Compensation Committee on compensation matters and, as discussed in this section, Noven’s CEO recommends executive compensation amounts to the Compensation Committee. The Compensation Committee meets with the CEO to discuss his performance, but ultimately decisions regarding his compensation are made solely based upon the Compensation Committee’s deliberations. The Compensation Committee has final approval of all compensation amounts or formulas applicable to benefit plans in which executive officers participate.
Base Salary
     The Compensation Committee approves each executive officer’s base salary by considering the individual’s responsibility, the individual’s performance and the market data discussed below. Salary levels are typically determined annually at the regularly-scheduled meeting of the Compensation Committee each November, as well as upon a promotion or other change in job responsibility.

     Noven targets base salaries for its officers, including the named executive officers, based generally on the median base salary of peer companies. Since 2001, the Compensation Committee has retained a compensation consultant on a biennial basis to assist in the benchmarking process. The most recent benchmarking study was conducted in 2005 by PM&P, which worked with the Compensation Committee to identify peer companies for benchmarking purposes. Based on this review, the following 20 companies were selected as Noven’s peer companies (the “Peer Companies”):

aaiPharma	Digene	Savient Pharmaceuticals
Able Laboratories	Gene Logic	Sciele Pharma
Albany Molecular Research	Lannett	Serologicals
ArQule	Ligand Pharmaceutical	Stratagene
Bradley Pharmaceuticals	Martek Biosciences	Techne
CNS	Nabi Biopharmaceuticals	Vertex Pharmaceuticals
Connetics	Orchid Biosciences
     These companies, which are primarily drug companies, were chosen primarily on the basis of revenues. The list of Peer Companies is periodically reviewed and updated and companies for which compensation information is no longer available are removed.
     The results of the 2005 benchmarking study indicated that the base salaries of three of the named executive officers closely matched the median base salary of the Peer Companies; one officer’s base salary fell below the Peer Company median and one officer’s base salary was above the Peer Company median. The Compensation Committee reviewed the base salaries of the two executives who were above and below the median and determined they were appropriately compensated at those levels.
     In determining 2007 base salaries for the named executive officers, the Compensation Committee reviewed the results of five salary budget surveys conducted by third-party compensation sources which indicated that the surveyed companies on average expected to increase executive salaries by 3.8% to 4% in 2007. The Compensation Committee also reviewed an assessment by the CEO of the performance of each of the named executive officers (other than the CEO) during 2006. Each named executive officer’s merit rating in these assessments exceeded four (very good) on a scale from one (unsatisfactory) to five (outstanding). Based on the foregoing, the Compensation Committee approved the following 2007 base salaries:

Executive	2007 Base Salary	Increase from 2006
Robert C. Strauss	$611,251	4%
Jeffrey F. Eisenberg	$314,811	4%
W. Neil Jones	$253,335	4%
Juan Mantelle	$278,718	4%
Diane M. Barrett	$273,000	4%

     As with base salary, benefits are established based upon an assessment of competitive market factors and, to a lesser extent, a determination of what is needed to attract and retain talent. As detailed in the Summary Compensation Table, Noven covers the cost of an airline club membership, and some costs related to financial planning services, executive physical examinations and communication equipment and monthly usage fees for the named executive officers. In addition, named executive officers may participate in Noven’s 401(k) savings plan (which includes a 3% matching contribution) as well as Noven’s health, dental, vision, disability and life insurance plans.
     Beginning in 2006, Noven’s officers, including the named executive officers, became eligible to participate in a deferred compensation plan that allows officers to defer receipt of a portion of their base salary and any annual cash bonus into cash accounts that mirror the gains and/or losses of selected investment funds. Participants have an unsecured contractual commitment by Noven to pay the amounts due under the plan from Noven’s general assets. Deferred amounts are placed in a “rabbi trust”, which is intended to protect the participant if Noven is unwilling to pay plan benefits for any reason other than insolvency or bankruptcy. The deferred compensation plan also allows Noven’s directors the ability to defer restricted stock awards and/or cash fees received for service as a Noven director. The Compensation Committee implemented the deferred compensation plan in 2006 primarily as a means for directors to avoid the necessity of liquidating all or a portion of their restricted stock grant upon vesting, which otherwise could be necessary in order to generate cash proceeds to pay the federal income tax that becomes due upon the vesting of restricted stock. The Compensation Committee extended participation in the deferred compensation plan to officers as the incremental cost of their participation is minimal compared to the tax-planning benefits the plan offers the participating officers.
Annual Incentive Plan
     Noven’s annual incentive plan (“AIP”) is intended to motivate executives by recognizing and rewarding corporate and individual performance. The Compensation Committee believes that performance-based annual incentives, in the form of cash incentives, should represent a meaningful component of Noven’s executive compensation program. For 2006, the AIP award at target levels represented approximately 20% of the total compensation of the named executive officers.
     While the basic framework of the AIP has been similar for the past several years, the Compensation Committee annually reevaluates the parameters of the program based on Noven’s then-current circumstances, as well as the performance and/or goals that the Compensation Committee deems critical for the success of the Company.
     In designing the AIP for 2006, the Compensation Committee bifurcated the AIP into two separate incentive plans. The first of the two plans was a formula-based plan, which represented 75% of an individual’s total target incentive for 2006. The second plan, which represented the remaining 25% of an individual’s total target incentive for 2006, was a discretionary plan based solely on the Compensation Committee’s assessment of Noven’s performance in 2006 with respect to the launch of Daytrana™, Noven’s new methylphenidate patch for the treatment of Attention Deficit Hyperactivity Disorder*.

*	Daytrana™ is a trademark of Shire Pharmaceuticals Ireland Limited, the global licensee of the product.

     All Noven employees were eligible to participate in both of the 2006 annual incentive plans. The Compensation Committee fixed percentages of base salary as target incentive bonus awards for the named executive officers. The 2006 target AIP awards were set at 60% of base salary for the CEO and at 45% of base salary for each of the other named executive officers. In determining the target AIP awards for the named executive officers, the Compensation Committee considered market data, including the 2005 benchmarking study, which indicated that these target awards approximated the median of similarly-situated companies for which such information is available. Target incentive pay information was not available for the Peer Companies.
2006 Formula-Based AIP
     The 2006 formula-based plan was designed primarily to reward employees in accordance with Noven’s financial performance. The financial measures selected by the Compensation Committee for the 2006 formula-based plan were:
•	Revenues—total combined revenues of Noven and Novogyne (Noven’s joint venture with Novartis) adjusted to exclude:
•	revenues and expenses from Noven’s Daytrana™ patch, and

•	Noven’s revenues from Novogyne with respect to products sold first by Noven to Novogyne and then sold by Novogyne to trade customers.
•	Pre-Tax Income—Noven’s pre-tax income adjusted to exclude Daytrana™ and clinical expenses.
For the revenue measure, the Compensation Committee added Novogyne revenues to the calculation since Noven is responsible for the sales and marketing function of the joint venture. For the pre-tax income measure, the Compensation Committee excluded clinical expenses from the calculation given the uncertainties in forecasting these expenses. Each measure is weighted equally for the purposes of calculating AIP outcomes.
     Under the formula-based plan, the reported revenue and pre-tax income for 2006 (as adjusted in the manner discussed above) were compared relative to the budget approved by the Board at the beginning of the year. To the extent that actual revenues and pre-tax income were equal to, greater than or less than the company performance targets, an executive’s incentive award could be equal to, greater than or less than his or her target award (determined on a liner interpolation basis) in accordance with a performance matrix established by the Compensation Committee at the beginning of the year. The performance matrix for the 2006 formula-based plan is summarized as follows:

Pre-Tax Income		Revenue
Performance	Award	Performance	Award
Achieved	(% of Target)	Achieved	(% of Target)
<80%	0%	<85%	0%
80%	50%	85%	50%
90%	75%	92%	75%
100%	100%	100%	100%
120%	120%	120%	182%
140%	180%	141%	265%
     The Compensation Committee established the performance matrix for the 2006 formula-based plan based on its assessment of the expected difficulty of Noven achieving the performance targets in 2006. There was no limit on the maximum percentage payout for either the pre-tax income or revenue measures.
     Noven’s reported financial performance for 2006 resulted in an award equal to 92.7% of an individual’s target award under the formula-based plan, as follows:

Pre-Tax Income		Revenue
Performance	Award	Performance	Award
Achieved	(% of Target)	Achieved	(% of Target)
97.4%	93.5%	97.6%	91.9%
     Consistent with prior years, the 2006 formula-based plan gave the Compensation Committee the discretion to increase or decrease performance goals and target awards to reflect changed circumstances. In 2006, the Compensation Committee did not exercise this discretion in determining the awards for the named executive officers.
     The amount paid to each of the named executive officers under the 2006 formula-based plan is set forth in the column titled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table on page 26.
2006 Daytrana™ AIP
     The second incentive plan for 2006 was a discretionary plan based on Noven’s performance in 2006 with respect to Noven’s Daytrana™ patch, as determined by the Compensation Committee. The 2006 Daytrana™ plan was designed by the Compensation Committee in late 2005 at a time when FDA approval of Noven’s Daytrana™ patch was uncertain. The uncertainties surrounding this product, including the date of any FDA approval and subsequent product launch, made it difficult to establish any meaningful forecast for 2006 Daytrana™ revenues and income for inclusion in a formula-based plan. Given the importance of Daytrana™ marketing approval and product launch to Noven, the Compensation Committee created a separate plan based solely on the Compensation Committee’s assessment of Noven’s performance related to the approval, launch, supply and manufacture of Daytrana™ in 2006.

     Target performance under the 2006 Daytrana™ plan was 25% of an individual’s total target incentive. Based on its review of Noven’s performance in 2006, the Compensation Committee, in February 2007, approved an award to each of the named executive officers under the Daytrana™ plan equal to 18.75 % of their individual total target incentive. The Compensation Committee’s decision to award 18.75% compared to the 25% target incentive primarily reflected an assessment of, among other things, Noven’s performance with respect to obtaining product approval and meeting launch timelines under expedited circumstances, balanced against, among other things, the fact that Noven’s gross margin on Daytrana™ production in 2006 was significantly below internal forecasts.
     One-half of the incentive awards for the named executive officers (other than Mr. Strauss, as discussed below) under the 2006 formula-based plan and the 2006 Daytrana™ plan were subject to meeting pre-established individual performance objectives. The Compensation Committee assessed each named executive officer’s performance in meeting his or her individual performance objectives based on a combination of objective standards and subjective assessments of performance. Noven’s executive officers received ratings between 85% and 97% in achieving their respective individual performance objectives and one-half of their incentive awards under the 2006 formula-based plan and 2006 Daytrana™ plan were reduced by a like percentage.
     The amount paid to each of the named executive officers under the 2006 Daytrana™ plan is set forth in the column titled “bonus” in the Summary Compensation Table on page 26.
2007 Annual Incentive Plan
     The Compensation Committee has approved a single formula-based incentive plan for 2007. The financial measures selected by the Compensation Committee for the 2007 annual incentive plan are:
•	Revenues—total combined revenues of Noven and Novogyne adjusted to exclude Noven’s revenues from Novogyne with respect to products sold first by Noven to Novogyne and then sold by Novogyne to trade customers.

•	Pre-Tax Income—Noven’s pre-tax income adjusted to exclude clinical expenses.
     These revenue and pre-tax income financial targets are based on the 2007 budget approved by the Board. For this and other competitive reasons, Noven has not disclosed the specific dollar values of the financial targets under the 2006 or 2007 annual incentive plan. The performance matrix for the 2007 annual incentive plan is the same as discussed above for the 2006 formula-based plan. Although no assurance can be given, the Compensation Committee believes that it is reasonably likely (though, in no way, assured or certain) that Noven will meet the minimum level of performance to trigger some incentive plan payment (i.e., at levels greater than 50% but less than 100% of target) under the 2007 incentive plan. The Compensation Committee further believes that achievement of the incentive plan’s financial target performance criteria is substantially uncertain and represents an appropriate challenge for Noven and its executive management team.

     The 2007 individual targets for cash incentives as a percentage of base salary for the named executive officers are unchanged from the 2006 levels discussed above. For 2007, 70% of the CEO’s award will be determined based on Noven’s financial performance, with the remaining 30% determined based on the Compensation Committee’s assessment of the CEO’s achievement of individual performance objectives selected by the Compensation Committee, which closely follow the management team objectives discussed below. In 2006 and prior years, the Compensation Committee assigned 100% of the CEO’s incentive opportunity to Noven’s financial performance. The Compensation Committee has allocated 30% of his 2007 incentive award to individual performance objectives as a means to incentivize the CEO to achieve the non-financial strategic objectives selected by the Compensation Committee.
     For the other named executive officers, 50% of the award will be determined based on Noven’s financial performance, 30% will be determined based on the Compensation Committee’s assessment of the executive officer’s performance in achieving his or her individual performance objectives, and the remaining 20% will be determined based on two management team objectives, which relate to the achievement of selected strategic initiatives. The Compensation Committee allocated 20% of the management team’s 2007 incentive award to the management team objectives as a means to incentivize the management team, as a group, to achieve the strategic objectives selected by the Compensation Committee.
Long-Term Incentive Pay
     Long-term incentive pay in the form of equity grants is intended to relate a significant portion of compensation for the named executive officers to long-term price appreciation realized by Noven’s stockholders.
     Starting in 2006, the Compensation Committee began granting stock-settled stock appreciation rights (“SSARs”) in lieu of stock options. A SSAR entitles the holder to receive upon exercise shares of common stock equal in value to the amount by which the underlying stock has appreciated since the right was granted. While SSARs offer participants the same economic benefit as stock options, the Compensation Committee believes SSARs provide considerable additional benefits to Noven, including reduced share dilution and need for share reserves as compared to stock options.
     It is Noven’s practice to make equity awards to selected employees on an annual basis at the November meeting of the Compensation Committee. The date of the November Compensation Committee meeting is established by the Board each year in advance. Under the 1999 Plan, the exercise price of SSARs (and stock options) may not be less than the closing price of Noven’s common stock on the date of grant.

     Noven’s equity grant policies have been impacted by the implementation of new accounting rules that Noven adopted on January 1, 2006. Under these new rules, Noven is required to recognize an expense associated with stock options and SSARs as a non-cash charge on Noven’s Statement of Operations. Beginning in 2005, the Compensation Committee significantly reduced the total value of the annual equity grants to employees in order to reduce the compensation expense associated with these awards. This reduction was accomplished by granting equity awards to fewer employees and by generally reducing the number and value of the individual stock option grants. In 2004, for example, Noven granted equity awards to 300 employees compared to 44 employees in 2006. The following table shows the dollar value (using the Black-Scholes pricing model) of the equity awards granted to the named executive officers as well as for all Noven employees in connection with the annual November grant in 2006 and, for comparison purposes, in 2004.

Executive	2004	2006
Robert C. Strauss	$1,364,000	$900,000
Jeffrey F. Eisenberg	682,000	260,000
W. Neil Jones	682,000	260,000
Juan Mantelle	682,000	260,000
Diane M. Barrett	682,000	260,000
Total Annual Grant to Employees	$10,797,000	$4,131,400
     The determination of equity grants to the named executive officers in 2005 and 2006 was made with reference to ranges established based on competitive information obtained as part of the 2005 executive compensation study conducted by PM&P as well as the executive’s level of responsibility and the recommendation of the CEO. The Committee targeted long-term incentive grants at the market 75th percentile based on the Company’s philosophy of having significant incentives in place that provide value based on increases in shareholder values. The combination of market median cash compensation (salary and annual incentive opportunities) and 75th percentile equity opportunities provides total compensation between the median and market 75th percentiles.
     The Compensation Committee has indicated that going forward it expects to tie annual equity grants more closely to the individual performance assessments of each of the named executive officers. While the Compensation Committee reviews amounts realized and realizable for past equity awards, these amounts generally do not affect the Compensation Committee’s determination of annual equity awards because the Compensation Committee believes that Noven’s annual equity awards continue to serve their intended purposes to align the interests of Noven’s key personnel with those of its stockholders.
     The Compensation Committee’s determination of equity grants to the CEO is, in addition to the Compensation Committee’s assessment of the CEO’s performance, based on a multiple of the value of the award granted to the other named executive officers. Noven’s benchmarking of peer companies indicates that annual equity awards to CEOs at peer companies average approximately six times those granted to other named executive officers. In 2005 and 2006, the Compensation Committee approved equity awards to Noven’s CEO which were approximately three to four times greater in value than those granted to the other named executive officers.
     The Compensation Committee has delegated limited authority to the CEO and Vice President—Human Resources to grant SSARs to newly-hired employees. This authority, however, does not extend to new hires deemed to be “executive officers” for purposes of Section 16 of the Securities Exchange Act of 1934. For such executive officers, the new hire grant of a SSAR must be approved by the Compensation Committee at a meeting of the Compensation Committee.

     Noven’s insider trading policy forbids hedging or monetization transactions, such as zero-cost collars and forward sale contracts. Noven’s policies do not include share-retention or equity ownership requirements for its executive officers. Noven’s Board plans to consider, in 2007, implementing share-retention and equity ownership guidelines for executive officers.
     Noven’s current form of equity award agreements contain a forfeiture or clawback provision. Under these provisions, executives who violate any non-competition, confidentiality or other obligation owed to Noven will forfeit any outstanding award as of the date of the violation and will have to return any gains realized in the twelve months prior to such violation. These provisions serve to protect Noven’s intellectual property and human capital and help ensure that executives act in the best interests of Noven and its stockholders.
Change of Control and Post-Termination Arrangements
     Noven has entered into an employment agreement with Mr. Strauss as Noven’s President and CEO. This agreement expires on December 31, 2007 and will continue for consecutive one-year terms unless it is terminated by either party under certain conditions. Under this agreement, Mr. Strauss is entitled to a lump sum payment of up to 2.75 times his then “annual base salary” and “highest annual bonus” upon termination “without cause” or for “good reason”. Mr. Strauss’ employment agreement, including its definition of “change of control” and other key terms, is more fully described on pages 27 and 32 of this Proxy Statement
     Noven has separately entered into change of control employment agreements with 11 of its officers, including the named executive officers (other than Mr. Strauss). These agreements, which are more fully described beginning on page 35 of this Proxy Statement, become effective if a change of control occurs during the three-year period that commences on the execution of the agreement. The change of control employment agreements are intended to further the interests of Noven’s stockholders by providing for continuity of management in the event of a change of control of Noven. In 2005, the Compensation Committee engaged PM&P to review the terms of the change of control employment agreements and, based on recommendations from PM&P, made a number of changes to the agreements that generally made the agreement more favorable to Noven. In 2006, the Compensation Committee renewed these agreements for each of the 11 officers, which had the effect of extending the three-year term of the agreements to November 2009.
     In the event that any payments made in connection with a change of control under Mr. Strauss’ employment agreement or the change of control employment agreements for the other named executive officers would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), Noven will “gross-up” the officer’s compensation for all federal, state and local income and excise taxes and any penalties and interest thereon.
     Awards (including SSARs and stock options) granted under the 1999 Plan vest immediately upon a “change of control”. The definition of a “change of control” under these awards is substantially the same as the definition “change of control” described on page 35 with respect to the change of control employment agreements.
Internal Revenue Code Limits on Deductibility of Compensation
     Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

     The Compensation Committee believes that it is generally in Noven’s best interest to attempt to structure performance-based compensation, including stock option grants or performance-based restricted stock or restricted stock unit awards and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the statute’s requirements. However, the Compensation Committee recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not deduct all of the compensation. Accordingly, the Compensation Committee may approve compensation arrangements for certain officers that are not fully deductible. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding Noven’s efforts, that compensation intended by the Compensation Committee to satisfy the requirements for deductibility under Section 162(m) does in fact do so. Noven’s executive compensation in 2006 was deductible under Section 162(m).
     The agenda for the 2007 annual meeting of stockholders includes a proposal to approve the general performance goals for incentive and other awards intended to qualify as performance-based compensation under Section 162(m). If this proposal is approved at Noven’s 2007 annual meeting of stockholders, it is expected that annual cash incentive paid to the CEO and the other named executives will be eligible to qualify as performance-based compensation under Section 162(m) beginning with the 2008 annual incentive plan.
Compensation Committee Report
Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other of our filings, including this proxy statement, in whole or in part, the Report of the Compensation Committee below shall not be incorporated by reference into any such filings. This report shall also not be deemed to be “soliciting material,” or to have been “filed” with the Securities and Exchange Commission or subject to Regulation 14A under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 thereof.
     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee
John G. Clarkson, M.D., Chairperson
Pedro P. Granadillo
Robert G. Savage

Summary Compensation Table
     The table below discloses compensation received by Noven’s CEO and Chief Financial Officer and its three other most highly paid executive officers for the fiscal year ended December 31, 2006. Noven does not have employment agreements with any of the named executive officers, except for the CEO.

							Change in
							Pension
							Value and
						Non-Equity	Non-Qualified
						Incentive Plan	Deferred	All Other
Name and Principal			Bonus		Option Awards	Compensation	Compensation	Compensation
Position	Year	Salary	(1)	Stock Awards	(2) (3)	(4)	Earnings	(5)	Total
Robert C. Strauss	2006	$587,741	$66,121	$0	$554,231	$245,129	$0	$21,857	$1,475,079
President, Chief Executive Officer & Chairman (6)

Diane M. Barrett	2006	262,500	21,041	0	223,116	78,005	0	19,394	604,056
Vice President & Chief Financial Officer

Jeffrey F. Eisenberg	2006	302,702	24,902	0	223,116	92,319	0	20,758	663,797
Senior Vice President — Strategic Alliances

W. Neil Jones	2006	243,591	20,142	0	210,144	74,672	0	20,345	568,894
Vice President — Marketing & Sales

Juan A. Mantelle	2006	267,998	20,917	0	210,144	77,543	0	18,407	595,009
Vice President & Chief Technical Officer

(1)	Represents cash awards under the 2006 Daytrana™ annual incentive plan, which is a discretionary plan based on Noven’s performance in 2006 with respect to Noven’s Daytrana™ patch. This plan is more fully described in the “Compensation Discussion and Analysis” above beginning on page 15.

(2)	Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), of equity grants made pursuant to the 1999 Plan, including amounts from awards granted prior to 2006. Pursuant to the rules of the Securities and Exchange Commission, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in footnote 2 to Noven’s audited financial statements for the fiscal year ended December 31, 2006 included in Noven’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2007.

(3)	The grant date fair value of the equity incentive grants made to the named executive officers in 2006 is set forth on the “Grant of Plan-Based Awards in 2006” table below.

(4)	Represents cash awards made under the 2006 formula-based annual incentive plan (paid in March 2007). This plan is more fully described in the “Compensation Discussion and Analysis” above beginning on page 15.

(5)	Items included under “All Other Compensation” for each named executive officer are set forth in the table below:

	401(k) Matching			Other
Name	Contributions	Auto Allowance	Life Insurance	Perquisites	Total
R. Strauss	$6,600	$10,200	$1,224	$3,833	$21,857
D. Barrett	6,600	7,200	757	4,837	19,394
J. Eisenberg	6,600	7,200	873	6,085	20,758
N. Jones	6,600	7,200	703	5,842	20,345
J. Mantelle	6,600	7,200	772	3,835	18,407
These items include matching contributions made by Noven under its 401(k) Employee Savings Plan (a plan providing for broad-based employee participation), a non-accountable auto allowance, insurance premiums paid by Noven for life insurance for the benefit of the named executive officers, and the following additional perquisites: airline club membership, financial planning services, physical examinations, and communication equipment and related usage fees. The value of these perquisites is calculated based on their incremental cost to Noven, which is determined based on the actual cost of providing these perquisites.

(6)	In November 2003, Noven entered into an amended and restated employment agreement with Robert C. Strauss as President and CEO. The current term of this agreement expires on December 31, 2007 and will continue for consecutive one-year terms unless it is terminated by either party under certain conditions. Mr. Strauss’s initial base salary under this agreement was $522,500 per annum, subject to further increases and incentive compensation at the sole discretion of the Board. Once increased, the base salary may not be decreased. Under his agreement, Mr. Strauss receives a non-accountable auto allowance of $850 per month, up to $2,500 of annual financial and tax planning services and an annual physical examination. He is also entitled to participate in all incentive, savings and retirement plans, as well as welfare benefit plans that are available to executive officers of Noven. The agreement also contains termination and change-in-control provisions, which are more fully described beginning on page 32 below, under “Change of Control and Termination Payments.”

Grants of Plan-Based Awards in 2006

								All Other
								Option/SSAR	Exercise	Grant Date
								Awards:	or Base	Fair Value
								Number of	Price of	of Stock and
								Securities	Option/	Option/
								Underlying	SSAR	SSAR
								Options/	Awards	Awards
		Estimated Possible Payouts Under			Estimated Future Payouts Under			SSARs (2)	(3)	(4)
		Non-Equity Incentive Plan Awards (1)			Equity Incentive Plan Awards			(#)	($/Sh)	($)
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum
Name	Date	($)	($)	($)	(#)	(#)	(#)
Robert C. Strauss	11/14/06	$132,242	$264,483	N/A	0	0	0	81,441	$22.83	$900,000

Diane M. Barrett	11/14/06	44,297	88,594	N/A	0	0	0	23,527	$22.83	$260,000

Jeffrey F. Eisenberg	11/14/06	51,081	102,162	N/A	0	0	0	23,527	$22.83	$260,000

W. Neil Jones	11/14/06	41,106	82,212	N/A	0	0	0	23,527	$22.83	$260,000

Juan A. Mantelle	11/14/06	45,225	90,449	N/A	0	0	0	23,527	$22.83	$260,000

(1)	Cash awards paid under Noven’s 2006 formula-based annual incentive plan for 2006 are disclosed in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table above. The “Estimated Possible Payouts” shown in the table above are based on the threshold (minimum) and target amounts that the named executive officers were eligible to receive under this plan as described in the discussion of this plan found in the “Compensation Discussion and Analysis” above beginning on page 15. No maximum amount is provided because this plan does not limit the maximum potential payout.

(2)	Represents the number of shares of Noven’s common stock underlying the SSAR award granted to each named executive officer in November 2006 under the 1999 Plan. Each grant vests at a rate of 25% per year over the first four years of the seven-year term of the grant.

(3)	Exercise price of each SSAR is the closing price of Noven’s common stock on the date of grant.

(4)	Represents the grant date fair value of each SSAR award computed in accordance with FAS 123(R).

Outstanding Equity Awards at 2006 Year-End

	Option/SSAR Awards
				Equity Incentive
	Number Of	Number of		Plan Awards: Number
	Securities	Securities		of Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised
	Options/SSARs (#)	Options/SSARs (#)		Unearned	Option/SSAR
	Exercisable	Unexercisable		Options/SSARs	Exercise Price	Option/SSAR
Name	(1)	(1)		(#)	($)	Expiration Date

Robert C. Strauss	0	81,441	(2)	0	$22.83	11/13/2013
	26,851	80,556	(3)	0	$13.68	11/14/2012
	100,000	0	(4)	0	$22.60	11/10/2011
	60,000	40,000	(5)	0	$10.45	11/04/2010
	96,000	24,000	(5)	0	$13.11	09/04/2009
	90,000	0	(4)	0	$15.13	11/05/2008
	120,000	0	(4)	0	$33.75	11/13/2007

Diane M. Barrett	0	23,527	(2)	0	$22.83	11/13/2013
	7,716	23,148	(3)	0	$13.68	11/14/2012
	50,000	0	(4)	0	$22.60	11/10/2011
	0	24,000	(5)	0	$10.45	11/04/2010
	20,000	10,000	(5)	0	$13.11	09/04/2009
	50,000	0	(4)	0	$15.13	11/05/2008
	20,000	0	(4)	0	$33.75	11/13/2007
	20,000	0	(4)	0	$32.0625	08/20/2007

Jeffrey F. Eisenberg	0	23,527	(2)	0	$22.83	11/13/2013
	7,716	23,148	(3)	0	$13.68	11/14/2012
	50,000	0	(4)	0	$22.60	11/10/2011
	0	24,000	(5)	0	$10.45	11/04/2010
	10,000	10,000	(5)	0	$13.11	09/04/2009
	50,000	0	(4)	0	$15.13	11/05/2008
	35,000	0	(4)	0	$33.75	11/13/2007

W. Neil Jones	0	23,527	(2)	0	$22.83	11/13/2013
	7,716	23,148	(3)	0	$13.68	11/14/2012
	50,000	0	(4)	0	$22.60	11/10/2011
	10,000	20,000	(5)	0	$10.45	11/04/2010
	0	10,000	(5)	0	$13.11	09/04/2009
	8,000	0	(4)	0	$15.13	11/05/2008
	35,000	0	(4)	0	$33.75	11/13/2007

Juan A. Mantelle	0	23,527	(2)	0	$22.83	11/13/2013
	7,716	23,148	(3)	0	$13.68	11/14/2012
	50,000	0	(4)	0	$22.60	11/10/2011
	1	20,000	(5)	0	$10.45	11/04/2010
	0	10,000	(5)	0	$13.11	09/04/2009
	40,000	0	(4)	0	$15.13	11/05/2008
	20,001	0	(4)	0	$33.75	11/13/2007

(1)	All equity awards listed in this table are stock option awards unless otherwise indicated.

(2)	Grant of SSAR; each grant vests at a rate of 25% per year over the first four years of the seven-year term of the grant.

(3)	Each grant vests at a rate of 25% per year over the first four years of the seven-year term of the grant.

(4)	Vesting was accelerated in 2005 by action of Noven’s Compensation Committee.

(5)	Each grant vests at a rate of 20% per year over the first five years of the seven-year term of the grant.
Option Exercises and Stock Vested in 2006

	Option Awards		Stock Awards
	Number of		Number of
	Shares		Shares
	Acquired	Value Realized	Acquired	Value Realized
	on Exercise	on Exercise (1)	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
Robert C. Strauss	102,500	$987,021	0	0

Diane M. Barrett	56,000	$757,957	0	0

Jeffrey F. Eisenberg	98,600	$1,187,631	0	0

W. Neil Jones	79,252	$951,123	0	0

Juan A. Mantelle	75,404	$818,857	0	0

(1)	Value realized is the amount by which the market value of Noven’s common stock on the date of exercise exceeds the exercise price, multiplied by the number of shares for which the option was exercised.
Non-qualified Deferred Compensation in 2006
     Effective January 1, 2006, Noven established a non-qualified deferred compensation plan available to members of its Board of Directors and a group of Noven’s officers selected by Noven’s Employee Benefits Committee. The plan permits participants to defer receipt of part of their current compensation to a later date as part of their personal retirement or financial planning. Participants may elect to defer, as applicable, portions of their director fees, base salary, bonus, long-term incentive plan awards, and/or restricted stock grants. Deferral elections are made annually and expire at the end of each plan year. Deferral elections are irrevocable once made. Benefit security for the plan is provided by a rabbi trust.
     Deferrals are subject to minimum and maximum amount requirements, as defined in the plan. An employee participant that elects to participate in the plan in a given plan year must defer at least an aggregate amount of $4,000 from his or her base salary, bonus and/or long-term incentive plan awards; a director participant must defer at least $4,000 of his or her director fees. No minimum deferral is required for restricted stock grants, and a restricted stock recipient may defer up to 100% of a restricted stock grant. Deferring a grant of restricted stock does not alter the timetable for vesting of that grant. An employee participant may defer up to 75% of his or her salary and up to 100% of his or her bonus and/or long-term incentive plan awards; director participants may defer up to 100% of their director fees.

     Participants are at all times 100% vested in their deferral accounts. For cash deferrals, participants may elect one or more measurement funds selected by the Employee Benefits Committee (which are based on certain mutual funds) for the purpose of crediting or debiting additional amounts to a participant’s deferral account balance. Restricted stock deferrals are automatically allocated to a Noven stock unit measurement fund.
     Amounts deferred may be paid out to participants in scheduled distributions, which may not be any sooner than two full plan years after the year to which the deferral election relates. A participant may also elect to receive a distribution if such participant experiences an unforeseeable financial emergency (as defined in the plan) or in the event of a change in control of Noven. Distributions may also be made upon a participant’s retirement, termination, disability or death.
     Noven may terminate the plan at any time; however, upon termination, benefits would be paid as defined in the plan.
     The following table sets forth the amounts deferred in 2006 under the non-qualified deferred compensation plan by the named executive officers.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings	Withdrawals/	Balance at
Name	2006 (1) (2) ($)	2006 ($)	in 2006 (3) ($)	Distributions ($)	12/31/06 (4) ($)
Robert C. Strauss	$0	$0	$0	$0	$0
Diane M. Barrett	$0	$0	$0	$0	$0
Jeffrey F. Eisenberg	$30,000	$0	$468	$0	$30,468
W. Neil Jones	$0	$0	$0	$0	$0
Juan A. Mantelle	$15,877	$0	$1,094	$0	$16,971

(1)	Messrs. Eisenberg and Mantelle were the only named executive officers who elected to defer compensation under the plan in 2006.

(2)	All amounts in this column are also reported as compensation for the applicable individual in the Summary Compensation Table.

(3)	None of the amounts in this column are reported as compensation for the applicable individual in the Summary Compensation Table; no above market or preferential earnings are paid on deferred compensation under the plan.

(4)	As the plan became effective in 2006, none of the amounts in this column were reported as compensation in the Summary Compensation Table for prior years.

Change of Control and Termination Payments
     The tables below disclose the amounts payable to each of the named executive officers upon different termination scenarios. The amounts shown assume that such termination was effective as of December 31, 2006, and are estimates of the amounts which would have been paid out to the executives upon their termination at such date. The actual amounts to be paid out can only be determined at the time of such executive’s actual separation from Noven.
     The amounts shown in these tables do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment such as accrued salary and vacation pay, and disability benefits (if applicable). The amounts shown in these tables also do not include distributions of plan balances under Noven’s non-qualified deferred compensation plan. These amounts are shown in the table on page 31.
     Noven’s 1999 Long-Term Incentive Plan provides for the acceleration of vesting of unvested equity awards upon a change of control. These tables include in the applicable columns the value of the gain realized if the named executive officer were to exercise all unvested equity awards on the date of termination, based on the price of Noven’s common stock on December 31, 2006 ($25.45).
Chief Executive Officer, President and Chairman — Robert Strauss

		Termination Prior	Termination After
		to Change in	Change in Control
Benefits and Payments Upon		Control (other than	(other than for
Termination	Retirement	for cause)	cause)	Death	Disability
Cash Payments	N/A	$2,330,542	$3,204,496	$293,871	N/A
Post-Employment Medical Benefits	$205,197	205,197	205,197	N/A	$205,197
Acceleration of Equity Awards	N/A	N/A	2,057,680	N/A	N/A
Excise Tax and Gross-Ups	N/A	N/A	0	N/A	N/A
Total	$205,197	$2,535,739	$5,467,373	$293,871	$205,197
     Robert Strauss, Noven’s CEO, President and Chairman, is the only employee at Noven with an employment agreement. Mr. Strauss’s employment agreement provides that, upon termination without “cause” or for “good reason” (as defined in the agreement), including, termination after a “change of control”, Mr. Strauss would be entitled to a lump sum payment of up to either 2 times (after a termination without “cause” or by Mr. Strauss for “good reason”) or 2.75 times (after a change of control) his then “annual base salary” and “highest annual bonus” (as defined in the agreement). “Change of control”, as defined in the agreement, would occur upon:
•	the acquisition of 30% or more of the then issued and outstanding shares of common stock of Noven by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d) of the Securities Exchange Act of 1934);

•	the reconstitution of the Board whereby the existing members cease to constitute at least a majority of the Board (other than a reconstitution approved by the incumbent Board);

•	the approval of a reorganization or consolidation, where stockholders of Noven do not, immediately thereafter, own more than 51% of the combined voting power of the reorganized, merged or consolidated corporation;

•	a liquidation or dissolution of Noven; or

•	a sale or distribution of all or substantially all the assets of Noven.
     The agreement defines “cause” as:
•	any material act of personal dishonesty taken by Mr. Strauss at the expense of Noven or which is likely to bring significant disrepute to Noven;

•	any violation by Mr. Strauss of his material obligations under the agreement;

•	Mr. Strauss’s conviction for any criminal act which is a felony or a misdemeanor involving moral turpitude; or

•	a material breach of Mr. Strauss’s confidentiality agreement with Noven.
     “Good reason” is defined as:
•	the assignment to Mr. Strauss of any duties inconsistent with his position, or which otherwise result in a significant diminution of his position;

•	any failure by Noven to comply with certain provisions of the agreement relating to successors and assigns and Mr. Strauss’s pay and benefits;

•	Noven requiring Mr. Strauss to be based at any office or location outside of South Florida; or

•	any voluntary termination by Mr. Strauss during the six months following a change of control.
     In the event that any payments made in connection with a termination would be subjected to the excise tax imposed by Section 4999 of the Code, Noven will “gross-up” Mr. Strauss’s compensation for all excise taxes and any penalties and interest thereon. As noted in the table above, no excise tax would have been due for a termination of Mr. Strauss’ employment following a change of control as of December 31, 2006.
     Mr. Strauss is also entitled to receive post-termination medical benefits for himself and his wife for the remainder of his life upon his termination. The amount shown above for this benefit was estimated using the RP-2000 male mortality table and Mr. Strauss’s age on December 31, 2006. Noven does not have an official retirement policy; Mr. Strauss would not be entitled to receive any special termination benefits upon his retirement other than the post-termination medical benefits for the remainder of his life. In the event of the termination of his employment agreement due to Mr. Strauss’s death, his estate is entitled to receive six months of his base salary.

Other Executive Officers
Diane Barrett

Executive	Termination Prior		Voluntary by	Without Cause or by
Benefits and	to Change in		Executive not for	Executive for Good
Payments Upon	Control (other than	Additional Benefits	Good Reason (after	Reason (after	Death (after Change	Disability (after
Termination	for cause)	on Retirement	Change in Control)	Change in Control)	in Control)	Change in Control)
Cash Payments	$361,546	N/A	$139,615	$943,845	$139,615	$139,615
Welfare Benefit Continuation	5,021	N/A	N/A	28,622	28,622	$28,622
Outplacement Benefits	25,000	N/A	N/A	25,000	N/A	N/A
Acceleration of Equity Awards	N/A	N/A	817,508	817,508	817,508	817,508
Excise Tax and Gross-Ups	N/A	N/A	0	428,892	0	0
Total	$391,567	N/A	$957,123	$2,243,867	$985,745	$985,745
Jeffrey Eisenberg

Executive	Termination Prior		Voluntary by	Without Cause or by
Benefits and	to Change in		Executive not for	Executive for Good
Payments Upon	Control (other than	Additional Benefits	Good Reason (after	Reason (after	Death (after Change	Disability (after
Termination	for cause)	on Retirement	Change in Control)	Change in Control)	in Control)	Change in Control)
Cash Payments	$419,923	N/A	$162,545	$1,093,039	$162,545	$162,545
Welfare Benefit Continuation	14,258	N/A	N/A	48,348	48,348	48,348
Outplacement Benefits	25,000	N/A	N/A	25,000	N/A	N/A
Acceleration of Equity Awards	N/A	N/A	817,493	817,493	817,493	817,493
Excise Tax and Gross-Ups	N/A	N/A	0	462,416	0	0
Total	$459,181	N/A	$980,038	$2,446,296	$1,028,386	$1,028,386
W. Neil Jones

Executive	Termination Prior		Voluntary by	Without Cause or by
Benefits and	to Change in		Executive not for	Executive for Good
Payments Upon	Control (other than	Additional Benefits	Good Reason (after	Reason (after	Death (after Change	Disability (after
Termination	for cause)	on Retirement	Change in Control)	Change in Control)	in Control)	Change in Control)
Cash Payments	$342,005	N/A	$128,695	$873,266	$128,695	$128,695
Welfare Benefit Continuation	12,374	N/A	N/A	44,240	44,240	44,240
Outplacement Benefits	25,000	N/A	N/A	25,000	N/A	N/A
Acceleration of Equity Awards	N/A	N/A	757,493	757,493	757,493	757,493
Excise Tax and Gross-Ups	N/A	N/A	0	0	0	0
Total	$379,379	N/A	$886,188	$1,699,999	$930,428	$930,428

Juan Mantelle

Executive	Termination Prior		Voluntary by	Without Cause or by
Benefits and	to Change in		Executive not for	Executive for Good
Payments Upon	Control (other than	Additional Benefits	Good Reason (after	Reason (after	Death (after Change	Disability (after
Termination	for cause)	on Retirement	Change in Control)	Change in Control)	in Control)	Change in Control)
Cash Payments	$366,458	N/A	$161,233	$1,019,696	$161,233	$161,233
Welfare Benefit Continuation	12,374	N/A	N/A	43,268	43,268	43,268
Outplacement Benefits	25,000	N/A	N/A	25,000	N/A	N/A
Acceleration of Equity Awards	N/A	N/A	757,493	757,493	757,493	757,493
Excise Tax and Gross-Ups	N/A	N/A	0	411,651	0	0
Total	$403,832	N/A	$918,726	$2,257,108	$961,994	$961,994
     Noven does not have a formal policy for severance or other related benefits upon the termination of any employee. Noven’s current general practice, which is at Noven’s sole discretion and subject to change at any time, is to provide an executive officer terminated other than for some form of cause with accrued salary and pro-rated bonus as of the date of termination, outplacement services for one year, a severance payment equal to the greater of the equivalent of the officer’s salary for one year or two weeks’ pay for every year of employment at Noven, and continuation of health care benefits through the severance period. Noven does not have an official retirement policy and does not provide any special retirement benefits to the named executive officers.
     Noven has entered into change of control employment agreements with 11 of its officers, including the executive officers (other than Mr. Strauss) shown in the tables above. These agreements are intended to further the interests of Noven’s stockholders by providing for continuity of management in the event of a change in control of Noven. The agreements, which were most recently executed in November 2005, become effective if a change in control occurs during the three-year period that commences on the execution of the agreement. The three-year period may be renewed each year, at Noven’s option. In 2006, the Compensation Committee renewed these agreements for each of the 11 officers, which had the effect of extending the three-year term to November 2009.
     Under the change of control agreements, a change of control includes any of the following events:
•	the acquisition of 40% or more of Noven’s common stock by a person or group;

•	a change in the majority of the Board (other than a change approved by the incumbent Board);

•	approval by the stockholders of a reorganization, merger or consolidation; or

•	approval by the stockholders of a liquidation or dissolution or sale of all or substantially all of the assets of Noven.
     Exceptions are provided for certain transactions, including those where the existing stockholders of Noven maintain effective control.

     Once the agreements become effective upon a change in control, they have a term of two years. Each agreement provides that a covered officer will have the position, responsibilities and authority at least commensurate with those held during the ninety days preceding the change in control. Each agreement also provides that the covered officer will be paid an annual base salary equal to the highest salary received during the 12 months preceding the change in control; will be entitled to an annual bonus on the first anniversary of the change of control equal to the average annual bonus paid during the three years preceding the change in control; and will be entitled to continued participation in Noven’s benefit plans, fringe benefits, office support and staff, vacation, and expense reimbursement on the same basis as prior to the change in control, and in any case benefits that are no less favorable than those provided by Noven to “peer executives” (as defined in the agreements).
     If, following a change in control, the officer is terminated for any reason other than death, disability or for “cause”, or such officer terminates his employment agreement for “good reason” (as defined in the agreements), then the officer is entitled to a severance payment equal to two times the officer’s “annual base salary” and “highest annual bonus” (as defined in the agreements). The agreements also provide that the officer is entitled to continue to participate in Noven’s welfare benefit plans for the full two-year period.
     The definitions of “cause” and “good reason” in the agreements are substantially similar to the definitions of “cause” and “good reason” in Mr. Strauss’s employment agreement described above, except that a voluntary termination by an officer following a change of control does not constitute “good reason” for purposes of the agreements. Any purported termination of an officer by Noven while an agreement is in effect that is not expressly permitted by such agreement also constitutes “good reason” for purposes of the agreements.
     In the event that any payments made in connection with a change in control would be subjected to the excise tax imposed by Section 4999 of the Code, Noven will “gross-up” the officer’s compensation for all federal, state and local income and excise taxes and any penalties and interest thereon. The amounts in the tables above are based on a 280G excise tax rate of 20%, a statutory 35% federal income tax rate, and a 1.45% Medicare tax rate. The calculation of the 280G gross-up payment reflects the maximum payment that would be required to be made and does not take into account the possible mitigation of the payment in the event some of the compensation payable following a change of control would qualify as reasonable compensation.
PROPOSAL 2 — APPROVAL OF AMENDMENT TO THE NOVEN
PHARMACEUTICALS, INC. 1999 LONG-TERM INCENTIVE PLAN
     In 1999, Noven stockholders approved the 1999 Plan. At the annual meeting, Noven is asking stockholders to approve an amendment to the 1999 Plan which would have the sole effect of increasing the number of shares available for issuance under the 1999 Plan by 1,500,000 shares. Based on a recommendation from the Compensation Committee, Noven’s Board approved this amendment to the 1999 Plan on February 7, 2007. Fewer than 150,000 shares of common stock remain available for future grants under the 1999 Plan as of March 1, 2007. The Board believes this amendment is necessary in order to achieve the purposes of the 1999 Plan, including continuing to attract, retain and motivate Noven’s officers and employees.

     A copy of the 1999 Plan is attached as Appendix A to this proxy statement. This copy has been “black-lined” to show this proposed amendment to the 1999 Plan.
     Noven’s Board of Directors recommends a vote FOR the approval of this amendment to the Noven Pharmaceuticals, Inc. 1999 Long-Term Incentive Plan.
     Summary of the 1999 Long-Term Incentive Plan
     The 1999 Plan was originally authorized by the Noven Board on March 26, 1999 and was approved by Noven’s stockholders at the 1999 Annual Meeting. Noven stockholders approved a series of amendments to the 1999 Plan at the 2004 Annual Meeting. This following summary is qualified in its entirety by reference to the 1999 Plan attached as Appendix A to this proxy statement.
     Purposes and Eligibility. The stated purposes of the 1999 Plan are to attract, retain and motivate officers and other employees and consultants of Noven and its subsidiaries, to compensate them for their contributions to the growth and profits of Noven and to encourage ownership by them of stock of Noven. The 1999 Plan authorizes the issuance of certain awards (“Awards”) to such individuals (“Eligible Individuals”).
     Effective Date. The 1999 Plan became effective on June 9, 1999. No Awards may be granted after the tenth anniversary of the Effective Date.
     Shares Available Under the 1999 Plan. A total of 4,768,848 shares of Noven common stock have been authorized for issuance under the 1999 Plan. Of such amount, fewer than 150,000 shares of Noven common stock were available for future grants under the 1999 Plan as of March 1, 2007. At the annual meeting, Noven is asking stockholders to approve an increase in the number of shares available under the 1999 Plan by 1,500,000 shares. If this amendment is approved at the annual meeting, a total of 6,268,848 shares of Noven common stock will be authorized for issuance under the 1999 Plan.
     Administration. The Compensation Committee, or other committee of directors that are “independent” within the meaning of the applicable listing standards of the Nasdaq Stock Market appointed by the Noven Board, administers the 1999 Plan, approves the Eligible Individuals to receive Awards, determines the form and terms of the Awards and has the power to fix and accelerate vesting periods. Subject to certain limitations, the Compensation Committee may from time to time delegate some or all of its authority to an administrator consisting of one or more members of the Compensation Committee or one or more officers of Noven.
     Awards — General. The 1999 Plan authorizes a broad array of Awards based on Noven’s common stock, including (i) stock awards consisting of one or more shares of Noven common stock granted or offered for sale to Eligible Individuals (“Stock Awards”), (ii) stock options (“Stock Options”), (iii) stock appreciation rights (“SARs”), which may be granted in tandem with or independently of Stock Options, (iv) conditional awards which may be earned upon the satisfaction of certain specified performance criteria (“Performance Share Awards”) and (v) other forms of equity-based or equity-related awards which The Compensation Committee determines to be consistent with the purposes of the 1999 Plan and the interests of Noven (“Other Awards”). Such Other Awards may also include cash payments which may be based on one or more criteria unrelated to the value of Noven’s common stock, as determined by the Compensation Committee.

     The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to Noven) are determined by the Compensation Committee. The Compensation Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option or SAR first becomes exercisable. The Compensation Committee also has full authority to determine the effect, if any, that a participant’s termination of employment will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.
     Noven may require a participant to pay a sum to Noven as may be necessary to cover any taxes or other charges imposed on Noven with respect to property or income received by a participant pursuant to the 1999 Plan. Subject to applicable law, Noven may offer loans to participants to satisfy withholding requirements on such terms as the Compensation Committee may determine.
     In accordance with the requirements of the regulations under Section 162(m) of the Code, the 1999 Plan limits the number of shares underlying stock options that may be granted to an individual participant in any fiscal year of Noven to 500,000 shares and the number of shares underlying Section 162(m) Awards (as defined below) that may be granted to Noven officers who are subject to Section 162(m) of the Code (“Section 162(m) Officers”) in any fiscal year of Noven to 100,000.
     Awards — Stock Awards. Recipients of Stock Awards are entitled to exercise voting rights and receive dividends with respect to the shares of Noven common stock underlying such Awards upon receipt of such Awards. Stock Awards may be subject to vesting and other restrictions.
     Awards — Stock Options. An award of Stock Options may consist of either nonqualified stock options or incentive stock options. A Stock Option entitles the participant to acquire a specified number of shares of Noven common stock at an exercise price determined by the Compensation Committee, which generally may not be less than the fair market value of the shares on the date of award of the Stock Option. The exercise price may be paid in cash or previously owned stock or a combination thereof. In addition, Noven has established a “cashless exercise” procedure that allows participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of a Stock Option in order to generate sufficient cash to pay the exercise price and/or to satisfy withholding tax obligations related to the Stock Option. Stock Options expire no later than ten years from the date of grant.
     Awards — Stock Appreciation Rights. Recipients of SARs are entitled to receive an amount, if any, equal to the fair market value of a share of Noven common stock on the date of exercise over the SAR exercise price specified in the applicable award agreement. At the discretion of the Compensation Committee, payments to a participant upon exercise of an SAR may be made in shares (i.e., a SSAR), cash or a combination thereof. A SAR may be granted alone or in addition to other Awards, or in tandem with a Stock Option.

     Awards — Performance Share Awards. A Performance Share Award entitles a participant to receive a specified number of shares, an equivalent amount of cash or a combination thereof upon satisfaction of certain specified performance criteria. Payment in settlement of a Performance Share Award shall be made as soon as practicable following the conclusion of the applicable performance period, or at another time determined by the Compensation Committee.
     Change in Control. In the event of a Change in Control of Noven, except as the Compensation Committee otherwise determines, all outstanding Stock Options and SARs will become fully exercisable, all restrictions and conditions of all outstanding Stock Awards will lapse, all Performance Share Awards will be deemed to have been fully earned, and, in the case of a Change in Control in which Noven does not survive or becomes a wholly owned subsidiary of another entity, outstanding Stock Options that are not exercised as of the date of the Change in Control will be converted into options to purchase common stock or similar equity interests of the acquiror. A Change in Control will generally be deemed to occur if: (i) any person becomes the owner of 40% or more of Noven’s voting securities; (ii) directors who constitute the Noven Board at the beginning of any two-year period, and any new directors whose election or nomination for election was approved by a vote of at least a majority of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease to constitute at least a majority of the Noven Board; (iii) the stockholders of Noven approve a merger or consolidation in which Noven’s voting securities do not continue to represent at least a majority of the surviving entity; or (iv) the stockholders approve a reorganization, liquidation, or sale of all or substantially all of Noven’s assets.
     Amendment. The Noven Board or the Compensation Committee may amend or terminate the 1999 Plan at any time, except that stockholder approval is required by the Nasdaq Stock Market listing standards to materially amend the 1999 Plan, including any increase in the maximum number of shares issuable under the 1999 Plan. No amendment or termination may adversely affect a participant’s rights with respect to previously granted Awards without his or her consent.
Federal Income Tax Consequences
     Nonqualified Stock Options. The grant of a nonqualified stock option will not result in the recognition of taxable income by the participant or in a deduction to Noven. Upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Noven common stock on the date of exercise over the exercise price. Noven is required to withhold tax on the amount of income so recognized, and a tax deduction is allowable equal to the amount of such income (subject to the satisfaction of certain conditions in the case of Stock Options exercised by Section 162(m) Officers). Gain or loss upon a subsequent sale of any Noven common stock received upon the exercise of a nonqualified stock option generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold). Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the participant.
     SSARs. The federal income taxes related to a SSAR are the same as those that apply to non-qualified stock options.

     Incentive Stock Options. Upon the grant or exercise of an incentive stock option within the meaning of Section 422 of the Code, no income will be realized by the participant for federal income tax purposes and Noven will not be entitled to any deduction. However, the excess of the fair market value of the Noven common stock as of the date of exercise over the exercise price will constitute an adjustment to taxable income for purposes of the alternative minimum tax. If the shares of Noven common stock are not disposed of within the one-year period beginning on the date of the transfer of such shares to the participant, nor within the two-year period beginning on the date of grant of the Stock Option, any profit realized by the participant upon the disposition of such shares will be taxed as long-term capital gain and no deduction will be allowed to Noven. If the shares of Noven common stock are disposed of within the one-year period from the date of transfer of such shares to the participant or within the two-year period from the date of grant of the Stock Option, the excess of the fair market value of the shares upon the date of exercise or, if less, the fair market value on the date of disposition over the exercise price will be taxable as ordinary income of the participant at the time of disposition, and a corresponding deduction will be allowable to Noven. Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the participant. If a Stock Option intended to qualify as an incentive stock option is exercised by a person who was not continually employed by Noven or certain of its affiliates from the date of grant of such Stock Option to a date not more than three months prior to such exercise (or one year if such person is disabled), then such Stock Option will not qualify as an incentive stock option and will instead be taxed as a nonqualified stock option, as described above.
     Stock Awards. A participant who is awarded a Stock Award will not be taxed at the time of award unless the participant makes a special election with the IRS pursuant to Section 83(b) of the Code as discussed below. Upon lapse of the risk of forfeiture or restrictions on transferability applicable to the Noven common stock comprising the Stock Award, the participant will be taxed at ordinary income tax rates on the then fair market value of the Noven common stock and a corresponding deduction will be allowable to Noven (subject to the satisfaction of certain conditions in the case of Stock Awards granted to Section 162(m) Officers). In such case, the participant’s basis in the Noven common stock will be equal to the ordinary income so recognized. Upon subsequent disposition of such Noven common stock, the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).
     Pursuant to Section 83(b) of the Code, the participant may elect within 30 days of receipt of the Stock Award to be taxed at ordinary income tax rates on the fair market value of the Noven common stock comprising such Stock Award at the time of award (determined without regard to any restrictions which may lapse). In that case, the participant will acquire a basis in such Noven common stock equal to the ordinary income recognized by the participant at the time of award. No tax will be payable upon lapse or release of the restrictions or at the time the Noven common stock first becomes transferable, and any gain or loss upon subsequent disposition will be a capital gain or loss. In the event of a forfeiture of Noven common stock with respect to which a participant previously made a Section 83(b) election, the participant will not be entitled to a loss deduction.
     Performance Share Awards. A participant who receives a Performance Share Award will be taxed at ordinary income tax rates on the then fair market value of the shares of Noven common stock distributed at the time of payment in settlement of such Performance Share Award and a corresponding deduction will be allowable to Noven at that time (subject to the satisfaction of certain conditions in the case of Performance Share Awards granted to Section 162(m) Officers). The participant’s basis in the shares of Noven common stock will be equal to the amount taxed as ordinary income, and on subsequent disposition the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

New Plan Benefits
     The benefits that Noven’s executive officers, directors and employees will receive as a result of the proposed amendment of the 1999 Plan are not determinable because the benefits under the 1999 Plan will depend on the discretion of the Compensation Committee and the fair market value of Noven’s common stock at various future dates.
     The table below shows, as to each of our executive officers named in the Summary Compensation Table and the various indicated groups, the number of SSARs and stock awards granted under the 1999 Plan during the 2006 fiscal year.

	Number of	Number of
Name and Position	SSARs	Stock Awards
Robert C. Strauss	81,441	0
President, Chief Executive Officer & Chairman

Diane M. Barrett	23,527	0
Vice President & Chief Financial Officer

Jeffrey F. Eisenberg	23,527	0
Senior Vice President — Strategic Alliances

W. Neil Jones	23,527	0
Vice President — Marketing & Sales

Juan A. Mantelle	23,527	0
Vice President & Chief Technical Officer

All current executive officers as a group (6 persons)	199,076	0

All current directors who are not executive officers as a group (6 persons)	0	34,344

All participating employees, including all current officers who are not executive officers, as a group (38 persons)	212,230	0

Equity Compensation Plan Information
     The following table provides summary information concerning the equity awards under Noven’s compensation plans as of December 31, 2006:

Number of Securities
Remaining Available
	Number of		for Future Issuance
	Securities To Be		Under Equity
	Issued Upon	Weighted Average	Compensation Plans
	Exercise of	Exercise Price of	(excluding
	Outstanding	Outstanding	Securities
	Options, Warrants	Options, Warrants	Reflected in First
Plan Category	and Rights	and Rights	Column)
Equity Compensation Plans Approved by Security Holders	3,275,039	$19.26	130,057

Equity Compensation Plans Not Approved by Security Holders (1)	22,500	$12.58	—

Total	3,297,539	$19.21	130,057

(1)	Noven has made charitable donations to the University of Miami for the years 2000 to 2002 in the form of options to acquire shares of Noven common stock at a price per share equal to the market price of our common stock on the date of grant. These options, a total of 22,500, were granted outside of our stockholder-approved stock option plans, vested immediately and have ten-year terms. One of our non-employee directors served as Dean of the University of Miami School of Medicine during those years and did not accept any compensation for his service on our Board of Directors during those years.
PROPOSAL 3 — APPROVAL OF THE MATERIAL TERMS OF THE
PERFORMANCE GOALS UNDER THE NOVEN PHARMACEUTICALS, INC.
1999 LONG-TERM INCENTIVE PLAN
     At the annual meeting, Noven is asking stockholders to approve the material terms of the performance goals that may apply to awards under the 1999 Plan. Noven’s stockholders approved the 1999 Plan at the 1999 Annual Meeting. Approval of the material terms of the performance goals is needed under Section 162(m) of the Code in order for Noven to take a federal tax deduction for certain compensation awards in future periods.
     Section 162(m) of the Code limits the deductibility of compensation in excess of $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company, as determined pursuant to the rules of the Securities and Exchange Commission. The deduction limit does not apply to “qualified performance-based compensation”. Stock options and SARs granted under the 1999 Plan are considered qualified performance-based compensation because, among other things, the 1999 Plan was approved by stockholders and the stock options and SARs are granted at no less than fair market value on the grant date. However, other types of awards, such as Stock Awards and Other Awards, must satisfy additional requirements to be considered “qualified performance-based compensation”. Specifically, the awards must be subject to performance goals, the “material terms” of which have been approved by stockholders within five years before the grant date.

     Noven is submitting this proposal to stockholders for approval of the material terms of performance goals set forth in the 1999 Plan (the “Performance Goals”). If this proposal is approved at the annual meeting, it is expected that cash bonuses paid to the CEO and other executives will be eligible to qualify as performance-based compensation under Section 162(m) beginning with the 2008 annual incentive plan. If stockholders fail to approve the proposal, Noven will still be able to make awards under the 1999 Plan, but awards (other than Stock Options and SARs) will be subject to the deduction limit under Section 162(m).
Material Terms of Performance under the 1999 Plan
     Under the 1999 Plan, any award may, but need not, be subject to the satisfaction of one or more performance goals. Performance-based compensation will be awarded if the Compensation Committee, which consists exclusively of independent directors, determines that such awards are in the best interest of Noven and its stockholders. Performance goals for awards will be determined by the Compensation Committee and will be designed to support Noven’s business strategy and align executives’ interests with stockholder interests.
     The 1999 Plan contains special provisions that are intended to enable the Compensation Committee, if it so chooses, to make Awards to Section 162(m) Officers that will qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Code. Section 162(m) Awards may consist of Stock Options, SARs, Stock Awards, Performance Share Awards or Other Awards the vesting, exercisability and/or payment of which is conditioned upon the attainment for the applicable performance period of specified performance targets related to designated performance goals for such period selected by the Compensation Committee. Performance goals will be selected, in the Compensation Committee’s discretion, from among the following performance criteria: (i) net revenue, (ii) net earnings, (iii) operating earnings or income, (iv) absolute and/or relative return on equity or assets, (v) earnings per share, (vi) cash flow, (vii) pretax profits, (viii) earnings growth, (ix) revenue growth, (x) book value per share, (xi) revenues per employee, (xii) earnings per employee and (xiii) performance relative to peer companies, each of which may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures. In the performance goals applicable to Section 162(m) Awards, the Compensation Committee may adjust the performance criteria listed above to include or exclude one or more items (including, but not limited to, extraordinary, unusual or non-recurring items or the effects of accounting changes, financing changes or acquisitions) to the selected criteria, as the Compensation Committee deems appropriate.
     A copy of the 1999 Plan is included as Exhibit A to this proxy statement. A summary of important features of the 1999 Plan, as well as certain tax matters relating to the 1999 Plan, can be found under the discussion regarding Proposal 2 above.
Noven’s Board of Directors recommends a vote FOR the approval of the material terms of the performance goals under the Noven Pharmaceuticals, Inc. 1999 Long-Term Incentive Plan.

PROPOSAL 4 — RATIFICATION AND APPROVAL OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as Noven’s independent registered public accounting firm to audit Noven’s financial statements for the 2007 calendar year and will offer a resolution at the annual meeting to ratify the appointment. Deloitte & Touche LLP has served as Noven’s independent accountants since 1991 and during the year ended December 31, 2006 provided audit and audit-related services. Noven has been advised that a representative of Deloitte & Touche LLP will be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions raised.
Fees of Deloitte & Touche LLP
     The following table presents professional fees for audit services rendered by Deloitte & Touche LLP for the audit of Noven’s annual financial statements and quarterly reviews for the years ended December 31, 2006 and December 31, 2005, and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	2006	2005
Audit Fees (1)	$697,500	$676,000
Audit-Related Fees (2)	78,000	69,000
Tax Fees	—	—
All Other Fees	—	—

Total	$775,500	$745,000

(1)	Audit fees consisted of audit and review work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide.

(2)	Audit-related fees consisted principally of 401(k) plan audit and consulting on financial accounting/reporting standards for transactions and related matters.
     The Audit Committee has adopted a formal policy on auditor independence requiring the pre-approval by the Audit Committee of all audit and non-audit services from Noven’s independent registered public accounting firm. In determining whether to pre-approve any services from Noven’s independent registered public accounting firm, the Audit Committee assesses, among other things, the impact of that service on the independence of the independent registered public accounting firm.
     The Board recommends a vote FOR ratification and approval of the selection of Deloitte & Touche LLP as Noven’s independent registered public accounting firm for 2007. If the appointment is not ratified, the Audit Committee will select other independent accountants.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other of our filings, including this proxy statement, in whole or in part, the Report of the Audit Committee below shall not be incorporated by reference into any such filings. This report shall also not be deemed to be “soliciting material,” or to have been “filed” with the Securities and Exchange Commission or subject to Regulation 14A under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 thereof.
     The Audit Committee of the Board of Directors is responsible for, among other things, monitoring:
•	the integrity of Noven’s financial statements;

•	its system of internal control over financial reporting; and

•	the independence, qualifications and performance of Noven’s registered public accounting firm.
     The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. The Board of Directors, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market and under Section 10A(m)(3) of the Securities Exchange Act of 1934. Noven has identified Donald A. Denkhaus as an “audit committee financial expert” as that term is defined in applicable regulations of the Securities and Exchange Commission. The Audit Committee has sole authority to retain, oversee, and terminate Noven’s registered public accounting firm, to approve fees and other terms of the engagement, and to approve any permitted non-audit services with Noven’s independent registered public accounting firm.
     Noven’s management is responsible for the preparation, presentation and integrity of Noven’s financial statements, Noven’s accounting and financial reporting process, including the system of internal control over financial reporting, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations and for the report on Noven’s internal control over financial reporting. Noven’s independent registered public accounting firm is responsible for auditing Noven’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America and for expressing an opinion on management’s assessment of the effectiveness of Noven’s internal control over financial reporting and expressing an opinion on the effectiveness of Noven’s internal control over financial reporting. Our responsibility is to independently monitor and review these processes and to review and discuss management’s report on Noven’s internal control over financial reporting. We are not, however, professionals engaged in the practice of accounting or auditing, including, without limitation, with respect to auditor independence. We must rely, without independent verification, on the information provided to us and on the representations made by management and Noven’s registered public accounting firm. Accordingly, although we consult with and discuss these matters and our questions and concerns with management and Noven’s registered public accounting firm, our oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions cannot assure that the audit of Noven’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Noven’s auditors are in fact “independent.”

     We held eight meetings during the year ended December 31, 2006. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and Noven’s independent registered public accounting firm, Deloitte & Touche LLP. We discussed with Deloitte & Touche LLP, with and without management present, the results of their audits and their evaluations of Noven’s financial statements and internal control over financial reporting.
     We reviewed and discussed Noven’s progress on complying with Section 404 of the Sarbanes-Oxley Act of 2002, including PCAOB Auditing Standard No. 2 regarding the audit of internal control over financial reporting. We also met with Ernst & Young LLP, an accounting firm retained by Noven to assist management in its compliance with Section 404.
     We have reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with management and Deloitte & Touche LLP.
     We also discussed with Deloitte & Touche LLP matters required to be discussed with audit committees under standards of the PCAOB, including, among other things, matters related to the conduct of the audit of Noven’s financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) by SAS’s 89 and 90, Rule 2-07 of Regulation S-X and PCAOB Auditing Standard No. 2. Our discussions also included a discussion of the background and experience of the Deloitte & Touche LLP audit team assigned to Noven and the quality control procedures established by Deloitte & Touche LLP.
     Deloitte & Touche LLP also provided to us the written communications and disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with Deloitte & Touche LLP their independence from Noven. We received regular updates on the amount of fees and scope of audit and audit-related services provided by Deloitte & Touche LLP.
     Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that Noven’s audited financial statements for the year ended December 31, 2006 be included in Noven’s Annual Report on Form 10-K. We have also selected Deloitte & Touche LLP as Noven’s independent registered public accounting firm for the year ending December 31, 2007 and are presenting the selection to the stockholders for ratification.

     Noven includes the audited financial statements of Vivelle Ventures LLC (“Vivelle”) in Noven’s Annual Report on Form 10-K. Vivelle is the joint venture between Noven and Novartis Pharmaceuticals Corporation that markets Noven’s hormone therapy patches in the United States. In addition to our meetings and discussions with Deloitte & Touche LLP discussed above, we have reviewed and discussed the audited financial statements of Vivelle for the fiscal year ended December 31, 2006 with PricewaterhouseCoopers LLP, Vivelle’s independent registered public accounting firm. We also discussed with PricewaterhouseCoopers LLP matters discussed with Vivelle’s management committee. These communications include, among other things, matters related to the conduct of the audit of Vivelle’s financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) by SAS’s 89 and 90, Rule 2-07 of Regulation S-X and PCAOB Auditing Standard No. 2.
Audit Committee:
Donald A. Denkhaus, Chairperson
Sidney Braginsky
Pedro P. Granadillo
OTHER INFORMATION
Share Ownership Of Certain Beneficial Owners And Management
     The following table sets forth, as of March 1, 2007, information with respect to:
•	each person known to us to be the beneficial owner of more than 5% of Noven’s common stock;

•	beneficial ownership of Noven’s common stock by all of Noven’s directors and the executive officers named in the Summary Compensation Table on page 26; and

•	beneficial ownership of Noven’s common stock by all of Noven’s current directors and executive officers as a group.
     The number of shares beneficially owned by each entity, person, director, director nominee or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares with respect to which the person has the right to acquire sole or shared voting or investment power on or before May 1, 2007 (60 days after March 1, 2007) through the exercise of any stock option, SSAR or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

	Number of Shares		Percentage
Name	Owned	Right to Acquire (1)	of Total (2)
BlackRock, Inc. (3)	1,709,610	0	6.9%
O.S.S. Capital Management LP (4)	1,493,000	0	6.0%
T. Rowe Price Associates, Inc. (5)	1,453,753	0	5.9%
Barclays Global Investors, NA (6)	1,420,994	0	5.7%
West Coast Asset Management, Inc. (7)	1,398,892	0	5.6%
Diane M. Barrett	0	167,716	*
Sidney Braginsky	11,387	38,931	*
John G. Clarkson, M.D.	328	15,000	*
Donald A. Denkhaus	400	30,000	*
Jeffrey F. Eisenberg	6,339	152,716	*
Pedro P. Granadillo	158	22,500	*
W. Neil Jones	2,512	110,716	*
Juan A. Mantelle	6,700	117,718	*
Robert G. Savage	400	30,000	*
Robert C. Strauss	175,937	492,851	2.6%
Wayne P. Yetter	1,094	40,000	*
All Directors and Executive Officers as a Group (12 persons)	205,255	1,243,149	5.6%

*	signifies less than 1%

(1)	Represents shares of Noven’s common stock that may be acquired through stock options exercisable on or before May 1, 2007. Except in the case of Mr. Braginsky, this amount does not include vested restricted stock awards granted to non-employee directors, as all non-employee directors other than Mr. Braginsky have elected to defer receipt of their restricted stock under Noven’s non-qualified deferred compensation plan.

(2)	Based on 24,759,369 shares outstanding at March 1, 2007. In calculating the percentage of ownership, all shares of common stock of which the identified person or group has the right to acquire beneficial ownership on or before May 1, 2007 are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by that person or group. These shares are not, however, deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person or group.

(3)	Based on Schedule 13G filed on or about February 13, 2007 with the Securities and Exchange Commission. The address of BlackRock, Inc. is 40 East 52nd St., New York, NY 10022 and it expressly disclaims beneficial ownership of these shares.

(4)	Based on Schedule 13G filed on or about February 14, 2007 with the Securities and Exchange Commission. The address of O.S.S. Capital Management LP is 598 Madison Avenue, New York, NY 10022.

(5)	Based on Schedule 13G filed on February 14, 2007 with the Securities and Exchange Commission. T. Rowe Price Associates, Inc. has advised that these securities are owned by various individual and institutional investors, for whom T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.

(6)	Based on Schedule 13G filed on or about January 23, 2007 with the Securities and Exchange Commission. The address of Barclays Global Investors, NA is 45 Fremont Street, San Francisco, CA 94105.

(7)	Based on Schedule 13G filed on or about February 7, 2007 with the Securities and Exchange Commission. The address of West Coast Asset Management, Inc. is 2151 Alessandro Dr., Suite 100, Ventura, CA 93001.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
     Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder requires Noven’s executive officers and directors to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Noven’s stock. Copies of these reports are furnished to Noven. Based solely on Noven’s review of the copies of such reports furnished to Noven and representations from the persons subject to Section 16(a) with respect to Noven, we believe that during 2006 all of Noven’s executive officers and directors complied with the Section 16(a) requirements.
Delivery Of Voting Materials
     To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Noven stock account, we are taking advantage of “householding” rules that permit us to deliver only one set of the Proxy Statement and the 2006 Annual Report to stockholders who share an address unless otherwise requested. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at: 305-253-5099 or by writing us at: Noven Pharmaceuticals, Inc., 11960 S.W. 144th Street, Miami, Florida 33186, Attn: Corporate Secretary.
By Order of the Board of Directors
JEFF T. MIHM
Vice President, General Counsel &
Corporate Secretary
April 3, 2007

Appendix A
“Black-lined” to Show Proposed Amendments
to be Considered by Stockholders
at the 2007 Annual Meeting
NOVEN PHARMACEUTICALS, INC.
1999 LONG-TERM INCENTIVE PLAN
(as amended and restated)

NOVEN PHARMACEUTICALS, INC.
1999 LONG-TERM INCENTIVE PLAN

1.	Purpose	1
2.	Definitions	1
3.	Administration of the Plan	4
4.	Duration of Plan	5
5.	Shares of Stock Subject to the Plan	5
6.	Eligible Individuals	6
7.	Awards Generally	6
8.	Stock Options	7
9.	Stock Appreciation Rights	8
10.	Stock Awards	9
11.	Performance Share Awards	9
12.	Other Awards	9
13.	Section 162(m) Awards	9
14.	Recapitalization or Reorganization	10
15.	Change in Control	10
16.	Amendment of the Plan	11
17.	Miscellaneous	11

A-i

NOVEN PHARMACEUTICALS, INC.
1999 LONG-TERM INCENTIVE PLAN
     1. Purpose. The purposes of the Noven Pharmaceuticals, Inc. 1999 Long-Term Incentive Plan (the “Plan”) are to attract, retain and motivate officers and other employees and consultants of Noven Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as hereinafter defined), to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of stock of the Company.
     2. Definitions. For purposes of the Plan, the following terms shall be defined as follows:
          “Administrator” means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 3(d).
          “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.
          “Award” means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Stock Awards, Performance Share Awards, Section 162(m) Awards or other awards determined by the Committee.
          “Award Agreement” means a written agreement or certificate granting an Award. An Award Agreement shall be executed by an officer on behalf of the Company and shall contain such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan. The Committee may in its discretion require that an Award Agreement be executed by the Participant to whom the relevant Award is made.
          “Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.
          “Board” means the Board of Directors of the Company.
          A “Change in Control” of the Company shall be deemed to have occurred when:
          (a) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates (collectively, an “Acquiring Person”), shall become the Beneficial Owner of 40 percent or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company,
          (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the “Continuing Directors”), cease for any reason to constitute a majority of the Board,
          (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Surviving Entity (as defined in Section 15 hereof) or any Parent of such Surviving Entity) at least a majority of the Combined Voting Power of the Company, such Surviving Entity or the Parent of such Surviving Entity outstanding immediately after such merger or consolidation, or
          (d) the shareholders of the Company approve a plan of reorganization (other than a reorganization under the United States Bankruptcy Code) or complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets;
          provided, however, that a Change in Control shall not be deemed to have occurred in the event of
               (i) a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct all or substantially all of the business or businesses formerly conducted by the Company, or
               (ii) any transaction undertaken for the purpose of incorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.
          “Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.
          “Combined Voting Power” means the combined voting power of the Company’s or other relevant entity’s then outstanding voting securities.
          “Committee” means the Compensation and Stock Option Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan.
          “Common Stock” means the Common Stock, par value $.0001 per share, of the Company.
          “Eligible Individuals” means the individuals described in Section 6 who are eligible for Awards under the Plan.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

          “Fair Market Value” means, in the event the Common Stock is traded on a recognized securities exchange or quoted by the National Association of Securities Dealers Automated Quotations on National Market Issues, an amount equal to the closing price of the Common Stock on such exchange or such quotation on the date set for valuation or, if no sales of Common Stock were made on said exchange or so quoted on that date, the closing price of the Common Stock on the next preceding day on which sales were made on such exchange or quotations; or, if the Common Stock is not so traded or quoted, that value determined, in its sole discretion, by the Committee.
          “Incentive Stock Option” means a Stock Option which is an “incentive stock option” within the meaning of Section 422 of the Code and is not otherwise designated by the Committee as a non-qualified stock option in an Award Agreement.
          “Nonqualified Stock Option” means a Stock Option which is not an Incentive Stock Option.
          “Parent” means any corporation which is a “parent corporation” within the meaning of Section 424(e) of the Code with respect to the relevant entity.
          “Participant” means an Eligible Individual to whom an Award has been granted under the Plan.
          “Performance Period” means a fiscal year of the Company or such other period that may be specified by the Committee in connection with the grant of a Section 162(m) Award.
          “Performance Share Award” means a conditional Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 11 hereof.
          “Person” means any person, entity or “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.
          “Prior Plan” means the Company’s 1997 Stock Option Plan.
          “Section 162(m) Participant” means, for a given fiscal year of the Company, any Participant designated by the Committee by not later than 90 days following the start of such year as a Participant (or such other time as may be required or permitted by Section 162(m) of the Code) whose compensation for such fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.
          “Stock Appreciation Right” means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.
          “Stock Award” means an Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 10 hereof.

          “Stock Option” means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof.
          “Subsidiary” means (i) any corporation which is a “subsidiary corporation” within the meaning of Section 424(f) of the Code with respect to the Company or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.
          “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.
     3. Administration of the Plan.
          (a) Power and Authority of the Committee. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, (i) to select Participants from the Eligible Individuals, (ii) to make Awards in accordance with the Plan, (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award, (iv) to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and the effect, if any, of a Participant’s termination of employment with the Company or, subject to Section 15 hereof, of a Change in Control on the outstanding Awards granted to such Participant, and including the authority to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not prejudicial to the rights of such Participant in such Award, (v) to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards, (vi) to construe and interpret any Award Agreement delivered under the Plan, (vii) to prescribe, amend and rescind rules and procedures relating to the Plan, (viii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions, (ix) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan, and (x) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.
          (b) Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.
          (c) Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.
          (d) Delegation of Authority. The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to Eligible Individuals (A) who are

Section 162(m) Participants or (B) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) under Sections 3(b) and 16 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 3(d) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.
          (e) Liability of Committee. No member of the Committee shall be liable for anything whatsoever in connection with the administration of the Plan except such person’s own willful misconduct. Under no circumstances shall any member of the Committee be liable for any act or omission of any other member of the Committee. In the performance of its functions with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.
     4. Duration of Plan. The Plan shall remain in effect until terminated by the Board of Directors and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after the tenth anniversary of the Effective Date (as defined in Section 17(k)).
     5. Shares of Stock Subject to the Plan. Subject to adjustment as provided in Section 14(b) hereof, the number of shares of Common Stock that may be issued under the Plan pursuant to Awards shall not exceed, in the aggregate, ~~4,768,848~~ 6,268,848 (the “Section 5 Limit”). Such shares may be either authorized but unissued shares, treasury shares or any combination thereof. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:
          (a) the number of Shares subject to outstanding Awards shall be charged against the Section 5 Limit; and
          (b) the Section 5 Limit shall be increased by:
               (i) the number of shares subject to an Award (or portion thereof) which lapses, expires or is otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares,
               (ii) the number of shares tendered to pay the exercise price of a Stock Option or other Award,

               (iii) the number of shares withheld from any Award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award, and
               (iv) the number of shares subject to a stock option award (or portion thereof) under the Prior Plan which lapses, expires or is otherwise terminated without the issuance of such shares.
In addition, any shares underlying Substitute Awards shall not be counted against the Section 5 Limit set forth in the first sentence of this Section 5.
     6. Eligible Individuals.
          (a) Eligibility Criteria. Awards may be granted by the Committee to individuals (“Eligible Individuals”) who are directors, officers or other employees or consultants of the Company or a Subsidiary with the potential to contribute to the future success of the Company or its Subsidiaries. An individual’s status as an Administrator or a member of the Committee will not affect his or her eligibility to participate in the Plan. Incentive Stock Options may only be granted to employees of the Company or a Subsidiary.
          (b) Maximum Number of Shares per Eligible Individual. In accordance with the requirements under Section 162(m) of the Code, no Eligible Individual shall receive grants of Awards of Stock Options with respect to an aggregate of more than 500,000 shares of Common Stock in respect of any fiscal year of the Company, and no Section 162(m) Participant shall receive grants of Section 162(m) Awards with respect to an aggregate of more than 100,000 shares of Common Stock in respect of any fiscal year of the Company. For purposes of the preceding sentence, any Award that is made as bonus compensation, or is made in lieu of compensation that otherwise would be payable to an Eligible Individual, shall be considered made in respect of the fiscal year to which such bonus or other compensation relates or otherwise was earned.
          (c) [Intentionally Omitted]
     7. Awards Generally. Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Performance Share Awards, Section 162(m) Awards or other awards determined by the Committee. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Option or Stock Appreciation Right first becomes exercisable. The date of a Participant’s termination of employment for any reason shall be determined in the sole discretion of the Committee. The Committee shall also have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant’s termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award. Notwithstanding anything to the contrary set forth herein or in any Award Agreement, (i) if any Participant ceases for any reason to be employed by the Company but continues to serve as an Outside Director of the Company, such Participant shall retain his or her Awards upon the original terms and conditions thereof; provided, however, that if such Participant thereafter ceases to serve as an Outside Director of the Company then the provisions of this Section shall no longer apply and such Award shall thereafter be subject to the post-separation exercise provisions applicable to such Award, with the applicable post-separation exercise period commencing as of the date such Participant ceases to be an Outside Director, and (ii) if any Participant who is not an employee thereafter becomes an employee, such Participant shall retain his or her Award upon the original terms thereof.
     8. Stock Options.
          (a) Terms of Stock Options Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase the number of shares of Common Stock specified in the applicable Award Agreement and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement. Upon satisfaction of the conditions to exercisability specified in the applicable Award Agreement, a Participant shall be entitled to exercise the Stock Option in whole or in part and to receive, upon satisfaction or payment of the exercise price or an irrevocable notice of exercise in the manner contemplated by Section 8(d) below, the number of shares of Common Stock in respect of which the Stock Option shall have been exercised. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options.
          (b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement, provided, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided that the excess of:
               (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over
               (ii) the aggregate exercise price thereof, does not exceed the excess of:
               (iii) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over
               (iv) the aggregate exercise price of such shares.

          (c) Option Term. The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years after the date the Stock Option is granted.
          (d) Method of Exercise. Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid in cash or previously owned shares or a combination thereof. In accordance with the rules and procedures established by the Committee for this purpose, the Stock Option may also be exercised through a “cashless exercise” procedure approved by the Committee involving a broker or dealer approved by the Committee, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and/or to satisfy withholding tax obligations related to the Stock Option. In the event of a “cashless exercise,” the exercise date shall be deemed to be the date on which the shares underlying the Stock Option are sold by the broker. When payment of the exercise price for a Stock Option consists of shares of the Company’s capital stock, such shares will not be accepted as payment unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.
     9. Stock Appreciation Rights. Stock Appreciation Rights shall be subject to the terms and conditions established by the Committee in connection with the Award thereof and specified in the applicable Award Agreement. Upon satisfaction of the conditions to the payment specified in the applicable Award Agreement, each Stock Appreciation Right shall entitle a Participant to an amount, if any, equal to the Fair Market Value of a share of Common Stock on the date of exercise over the Stock Appreciation Right exercise price specified in the applicable Award Agreement. At the discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in Shares, cash or a combination thereof. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercised.

     10. Stock Awards. Stock Awards shall consist of one or more shares of Common Stock granted or offered for sale to an Eligible Individual, and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement. The shares of Common Stock subject to a Stock Award may, among other things, be subject to vesting requirements or restrictions on transferability.
     11. Performance Share Awards. Performance Share Awards shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan. Each Award Agreement shall set forth the number of shares of Common Stock to be earned by a Participant upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate. Payment in settlement of a Performance Share Award shall be made as soon as practicable following the conclusion of the applicable performance period, or at such other time as the Committee shall determine, in shares of Common Stock, in an equivalent amount of cash or in a combination of Common Stock and cash, as the Committee shall determine.
     12. Other Awards. The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.
     13. Section 162(m) Awards.
          (a) Terms of Section l62(m) Awards Generally. In addition to any other Awards under the Plan, the Company may make Awards that are intended to qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Code (“Section 162(m) Awards”). Section 162(m) Awards may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Performance Share Awards or Other Awards the vesting, exercisability and/or payment of which is conditioned upon the attainment for the applicable Performance Period of specified performance targets related to designated performance goals for such period selected by the Committee from among the performance goals specified in Section 13(b) below. Section 162(m) Awards will be made in accordance with the procedures specified in applicable treasury regulations for compensation intended to be “qualified performance-based compensation.”
          (b) Performance Goals. For purposes of this Section 13, performance goals shall be limited to one or more of the following: (i) net revenue, (ii) net earnings, (iii) operating earnings or income, (iv) absolute and/or relative return on equity or assets, (v) earnings per share, (vi) cash flow, (vii) pretax profits, (viii) earnings growth, (ix) revenue growth, (x) book value per share, (xi) revenues per employee, (xii) earnings per employee and (xiii) performance relative to peer companies, each of which may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures.
          (c) Other Performance-Based Compensation. The Committee’s decision to make, or not to make, Section 162(m) Awards within the meaning of this Section 13 shall not in any way prejudice the qualification of any other Awards as performance-based compensation under Section 162(m). In particular, Awards of Stock Options may, pursuant to applicable regulations promulgated under Section 162(m), be qualified as performance-based compensation for Section 162(m) purposes without regard to this Section 13.

     14. Recapitalization or Reorganization.
          (a) Authority of the Company and Shareholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
          (b) Change in Capitalization. Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the Common Stock, the Committee shall make such adjustments necessary (in the form determined by the Committee in its sole discretion) to prevent diminution or enlargement of the rights of Participants under the Plan, including with respect to the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, the number of shares of Common Stock covered by each outstanding Award, and the exercise or Award prices in respect thereof. The Committee’s determination as to the adjustments necessary shall be final and binding on the Company and all Participants.
     15. Change in Control. In the event of a Change in Control, (i) all Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Stock Awards then outstanding shall lapse as of the date of the Change in Control, (iii) all Performance Share Awards shall be deemed to have been fully earned as of the date of the Change in Control, and (iv) in the case of a Change in Control involving a merger of, or consolidation involving, the Company in which the Company is (A) not the surviving corporation (the “Surviving Entity”) or (B) becomes a wholly owned subsidiary of the Surviving Entity or any Parent thereof, each outstanding Stock Option granted under the Plan and not exercised (a “Predecessor Option”) will be converted into an option (a “Substitute Option”) to acquire common stock of the Surviving Entity or its Parent, which Substitute Option will have substantially the same terms and conditions as the Predecessor Option, with appropriate adjustments as to the number and kind of shares and exercise prices.

     16. Amendment of the Plan. The Board or Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule; and provided, however, that the Board or Committee may not, without shareholder approval, increase the maximum number of shares issuable under the Plan. No termination, modification, suspension or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, adversely affect his or her rights under such Awards. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Stock Option to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.
     17. Miscellaneous.
          (a) Tax Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.
          (b) Loans. On such terms and conditions as shall be approved by the Committee, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.
          (c) No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.
          (d) Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.
          (e) Other Employee Benefit Plans. Payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.
          (f) Securities Law Restrictions. The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other

Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.
          (g) Compliance with Rule 16b-3.
               (i) The Plan is intended to comply with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.
               (ii) Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.
          (h) Non-transferability. No Award granted under the Plan or any rights or interests therein shall be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or by the laws of descent and distribution or pursuant to a “qualified domestic relations order” (“QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award to a Participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided, however, that the restrictions in this sentence shall not apply to the shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. During the lifetime of a Participant, a Stock Option or Stock Appreciation Right shall be exercisable only by, and payments in settlement of Awards shall be payable only to, the Participant or, if applicable, the “alternate payee” under a QDRO or the family member or trust to whom such Stock Option, Stock Appreciation Right or other Award has been transferred in accordance with the previous sentence.

          (i) Award Agreement. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.
          (j) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.
          (k) Applicable Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to conflicts of law principles.
          (l) Effective Date. The Plan shall be effective as of June 9, 1999 (the “Effective Date”), subject to approval of the Plan at the Company’s 1999 annual meeting of shareholders.
          (m) Effect on Prior Plan. Subject to approval of the Plan by the Company’s shareholders, this Plan shall supersede the Prior Plan and no further stock option awards may be granted under the Prior Plan after the Effective Date.

ANNUAL MEETING OF STOCKHOLDERS OF
NOVEN PHARMACEUTICALS, INC.
May 18, 2007
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â   Please detach along perforated line and mail in the envelope provided.   â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES AND “FOR” ITEMS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS: To elect seven directors for a term of one year as indicated below:

NOMINEES:
☐	FOR ALL NOMINEES	¡ Sidney Braginsky ¡ John G. Clarkson, M.D.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ Donald A. Denkhaus ¡ Pedro P. Granadillo
¡ Robert G. Savage
☐	FOR ALL EXCEPT (See instructions below)	¡ Robert C. Strauss ¡ Wayne P. Yetter

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO AMEND THE NOVEN PHARMACEUTICALS, INC. 1999 LONG-TERM INCENTIVE PLAN.	☐	☐	☐

3.	PROPOSAL TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE NOVEN PHARMACEUTICALS, INC. 1999 LONG-TERM INCENTIVE PLAN.	☐	☐	☐

4.	PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007.	☐	☐	☐
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. DO NOT FOLD, STAPLE OR MUTILATE.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NOVEN PHARMACEUTICALS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2007
This Proxy is solicited on behalf of the Board of Directors of Noven Pharmaceuticals, Inc.
          The signer(s) hereby appoint(s) Robert C. Strauss, Diane M. Barrett and Jeff Mihm, or any one of them, with power of substitution in each, proxies to vote all Common Stock of the signer(s) in Noven Pharmaceuticals, Inc. at the Annual Meeting of Stockholders, to be held May 18, 2007, and at all adjournments thereof, as specified on the matters indicated hereon, and in their discretion on any other business that may properly come before such Meeting.
          The shares represented by this Proxy will be voted as directed by the Stockholder(s) on the reverse side hereof. If this Proxy is signed and returned but no direction is indicated, this Proxy will be voted FOR the election of each of the nominees named above and FOR Items 2, 3 and 4 as set forth in the Proxy Statement dated April 3, 2007.
(Continued and to be signed on the reverse side)